[logo] Heartland Funds
Annual Report
December 31, 1995

[photo of people]

Small Cap Contrarian Fund
Value Fund
Value & Income Fund
U.S. Government Securities Fund

                             FROM THE PRESIDENT...

                           [photo of Bill Nasgovitz]

                Dear Fellow Heartland Investor,

                Mutual fund shareholders enjoyed one of the strongest bull markets in history in 1995. The upsurge was led by blue-chip stocks, the technology sector and long-term quality bonds. In our view, this tremendous increase in both stocks and bonds was due to a number of factors including:

      - a low rate of inflation and a steep decline in interest rates
      - sharply higher corporate profits
      - record breaking equity mutual fund inflows
      - speculative fervor in equities, particularly IPO's

     I am pleased to report that all four of our national Funds produced outstanding returns for the year as outlined below:



                                                                               5-yr.                10-yr.
                                                                  1995         avg.               avg. annual
                                                                 return       annual            or life of fund
                                                                 ------       ------            ---------------
SMALL CAP CONTRARIAN                                             20.8%        since              20.8%
   Maximum long-term growth through                                           inception
   value investing in small stocks.                                           4/27/95
   Utilizes aggressive strategies to
   take advantage of both rising and, to
   a lesser degree, declining markets.

VALUE (closed to new investors 7/1/95)                           29.8         27.3%              14.3
   Seeks long-term capital appreciation
   through investment in small company
   stocks selected on a value basis.

VALUE & INCOME                                                   24.4          n/a               10.6
   Value stocks and bonds to provide
   current income and capital growth.

U.S. GOVERNMENT SECURITIES                                       19.0         10.3                9.3
   Seeks high current income, liquidity
   and safety of principal through a
   bond portfolio actively managed for
   total return.



The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                          FEBRUARY 16, 1996


     Last year investors were handsomely rewarded, but we should realize that today's bull market in stocks is exceptional:

   - It has been over five years since the Dow Jones Industrial Average has experienced a correction of 12% or more, the longest such period in market history.

   -    The S&P 500's 37.5% gain last year was the best in 38 years.

     The past does not predict the future, but a review of historical rates of return should provide guidance. The long-term return on common stocks since 1926 has averaged 10.5%, but over the past 15 years the stock market has returned 14.8% per year. Going forward I believe we are likely to experience returns closer to the long-term average.
     Given these considerations, it seems clear the financial markets are currently offering up more than their usual degree of risk. My intention is not to alarm you, but rather to encourage you to BE REALISTIC IN YOUR EXPECTATIONS FOR FUTURE INVESTMENT RETURNS.
     For the years ahead I believe A WELL DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND BONDS SELECTED ON A VALUE BASIS should provide the strength and resilience necessary to combat more difficult market conditions.
     Our family of mutual funds has been assembled to provide a sensible diversification, and outlined below is my perception of the relative risk/reward of each Fund.


[graphic -- A bar diagram displays Funds available through Heartland in the context of a risk/reward spectrum. The left side of the diagram shows the Portico Money Market followed by the U.S. Government Securities Fund below "lower risk/reward." The Value & Income Fund falls in the middle of the spectrum, with the Value Fund followed by the Small Cap Contrarian Fund appearing on the right of the diagram beneath "higher risk/reward."]


     In today's climate, many of our shareholders have chosen to diversify their assets across the entire group. I encourage you to examine each of our Funds carefully and select those that meet your specific investment needs.
As always your Heartland Representatives are ready to provide you further information on any of our Funds or services. Thank you for your continued trust and confidence.

                                   Sincerely,

                              William J. Nasgovitz
                              William J. Nasgovitz

* Source: Ibbotson Associates, Chicago. Based on historic performance of the S&P 500, an unmanaged index of common stocks.

SMALL CAP CONTRARIAN FUND

[graphic - A line chart illustrates the performance of an assumed investment of $10,000 in the Heartland Small Cap Contrarian Fund and the Russell 2000 Index beginning on April 27, 1995 as follows:


                             Heartland Small
                           Cap Contrarian Fund    Russell 2000
9/30/95                        $11,690              $11,789
12/31/95                       12,082               12,045



Legend in graph states that Past Performance is not predictive of future returns.

A box in the graph states Total Return as of 12/31/95 of 20.8% since inception 4/27/95 (not annualized).]

-MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Our newest Fund was up 20.8% since inception on April 27, 1995. This total return exceeded the Russell 2000, an unmanaged small-cap index, but trailed slightly the widely followed S&P 500 Index for the period.

                   SINCE INCEPTION 4/27/95 TO 12/31/95
                   SMALL CAP CONTRARIAN FUND            20.8%
                   Russell 2000 Index                   20.4
                   S&P 500 Index                        22.3

     Management is pleased with this performance since the Fund took a somewhat defensive posture in reaction to what we consider an overvalued market and held a large percentage of assets, averaging 25% for the year, in cash equivalents.
     Our strategy on the long side is to focus our research efforts on small-cap stocks with market values of less than $500 million. We believe over the long-term this asset class offers the best capital appreciation potential. Most of these small stocks are not widely known, undiscovered by "Wall Street" analysts, and therefore, in our view, tend to be inefficiently priced, offering exceptional opportunity.
     The Fund's largest position, Campbell Resources, now 4% of assets, is a good example. Campbell, a Canadian based gold producer, was acquired at less than 10X earnings and at book value. Although listed on the New York Stock Exchange, we felt Campbell was underfollowed by the "Street," having no major research coverage. As of February 12, 1996, the Fund's 3.4 million share position has appreciated nearly 50% as Campbell's profitability and prospects have become more widely known.
     At year's end we have assembled a well diversified portfolio of over 60 value stocks selling at low prices to earnings, cash flows and book values. At the same time, the Fund has sold short about a dozen stocks which we feel are grossly overpriced in relation to their intrinsic worth. These are Wall Street's "high flyers," in our opinion overvalued, where investor expectations are in the stratosphere leaving little room for error.
     This two-pronged strategy of buying small cap value for potential appreciation and selling short over-priced growth issues worked well in 1995 and we believe it should contribute to positive performance in the years ahead.

-HEARTLAND SMALL CAP CONTRARIAN FUND

THE FUND UTILIZES AN AGGRESSIVE INVESTMENT STRATEGY WITH SMALL COMPANY STOCKS TO TAKE ADVANTAGE OF BOTH RISING AND, TO A LESSER DEGREE, DECLINING MARKETS.

SMALL COMPANY FOCUS
for capital appreciation potential

VALUE INVESTMENT STRATEGY
attempting to limit downside risk

AN AGGRESSIVE INVESTMENT APPROACH
The Small Cap Contrarian Fund will sell short stocks (up to 25% of the Fund's assets) we believe to be overvalued, and make use of both futures and options to hedge the portfolio. Furthermore, the manager has the flexibility to have up to 25% of the Fund's assets leveraged for additional appreciation potential. These investment techniques may involve additional risks. Please refer to the prospectus for more details.

[graphic - A pie chart displays categories of the Small Cap Contrarian Fund's portfolio as of 12/31/95: cash at 11.7%; shorts at 8.9%; small-cap value stocks at 79.4%]

WHAT IS CONTRARIAN INVESTING?
At Heartland we describe "contrarian investing" as doing the opposite of what most are doing at any particular time. It's believing that the majority is generally wrong in its collective evaluation of a particular security or industry. According to contrary opinion, if everyone is certain that something is about to happen, it won't.
     We believe market participants habitually overreact, led by inaccurate expectations. For example, we find value in certain stocks that are out-of-favor with investors who extrapolate poor past performance too far into the future. Similarly, excellent past performance of growth stocks is often extrapolated too far into the future by investors as they bid them to the stratosphere. We believe both of these overzealous expectations lead to inefficient pricing and opportunities for contrarian investors.

VALUE FUND

[graphic - A line chart illustrates the performance of an assumed investment of $10,000 in the Heartland Value Fund and the Russell 2000 Index beginning on 12/31/85 as follows:




              Heartland
             Value Fund  Russell 2000
             ----------  ------------

12/31/85     $14,094       $13,105
12/31/86      15,637        13,848
12/31/87      14,318        12,635
12/31/88      18,190        15,780
12/31/89      19,385        18,342
12/31/90      16,072        14,763
12/31/91      24,005        21,562
12/31/92      34,201        25,532
12/31/93      40,620        30,360
12/31/94      41,316        29,806
12/31/95      53,629        38,283



Legend in graph states that Past Performance is not predictive of future returns.

A box in the graph states Average Annual Total Returns as of 12/31/95 as follows:


                        one year                   29.8%
                        five year                  27.3%
                        ten year                   14.3%
                        since inception 12/28/84   16.5%]


-MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Value Fund had an excellent year in 1995, returning 29.8%. Once again, the Fund outperformed the Russell 2000 Index of small-cap stocks, maintaining its superior long-term performance record.
     We attribute this success to superior stock selection through our "bottoms up" investment process which seeks out what we feel are undervalued, often out-of-favor, securities offering excellent capital appreciation prospects. Our objective is to capture the capital appreciation potential of small stocks (as outlined on page 11) while utilizing the defensive characteristics of our value style to protect in more difficult market conditions.
     Throughout 1995 we avoided the ups and downs of what we consider to be the over-valued technology sector. In addition, we retained a somewhat defensive posture with a high cash position which averaged 19%. In light of the rapid growth in assets and our commitment to maximizing returns, we closed the Fund to new investors on July 1, 1995.
     At year's end, the Fund's portfolio was well diversified, spread across 19 industries and over 240 small-capitalization stocks. Also, we have maintained a true small-cap portfolio with a median market cap of only $59 million at year end.
     We believe that 1996 is likely to be a good year for investors in small stocks. Many of the positive factors that drove the market last year are still in place; interest rates should continue to trend downward and corporate profits should post gains, but at significantly reduced levels from 1995. In this environment, we anticipate that investors, in search of growth, will continue to allocate assets to the small-cap sector and the Value Fund should be a beneficiary.

-HEARTLAND VALUE FUND

THE FUND COMBINES THE SUPERIOR LONG-TERM CAPITAL APPRECIATION OF SMALL COMPANY STOCKS WITH THE DEFENSIVE NATURE OF VALUE INVESTING.

        We take pride in another year of outstanding performance, but most meaningful is our long-term record of outperforming our benchmark, the Russell 2000 Index:

                                              since
                                            inception
   AVERAGE ANNUAL TOTAL RETURNS              12/28/84   1 year  5 year  10 year
   ----------------------------------------------------------------------------
    HEARTLAND VALUE FUND  . . . . . . .        16.5%   29.8%   27.3%    14.3%
    Russell 2000 Index  . . . . . . . .        13.0    28.4    21.0     11.3
    S&P 500 Index . . . . . . . . . . .        16.2    37.5    16.6     14.8


     In addition, according to Lipper Analytical Services, of 486 equity funds in existence since December of 1984, ONLY 79, OR 16%, OUTPERFORMED THE S&P 500 INDEX THROUGH DECEMBER 31, 1995.* WE ARE PROUD TO BE IN THAT ELITE GROUP. We attribute our record of outperformance to our disciplined, systematic investment approach which puts every stock under consideration though a ten point value test which includes:

LOW PRICE-TO-EARNINGS

A low price-to-earnings ratio (P/E) not only provides the opportunity for substantial price appreciation from upside earnings surprises, it can also act to support a stock during weak markets. Low P/E is the cornerstone of Heartland's value philosophy.

LOW PRICE-TO-CASH-FLOW

Strong cash flows allow a company to generate greater wealth over the long-term. Companies that generate excess cash flow can use it to augment working capital, increase dividends or repurchase shares.

LOW PRICE-TO-BOOK VALUE

Low price-to-book values can suggest that a stock is trading at a discount to its tangible value, and can offer considerable support in a poor market. While the S&P 500 is currently trading at a record 4X book, Heartland's research team searches for small company stocks selling at or below book value.

* The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. Small company stocks may be more volatile than those of the S&P 500.

VALUE & INCOME FUND

[graphic - A line chart illustrates the performance of an assumed investment of $10,000 in the Heartland Value & Income Fund, S&P 400 Mid-Cap Index and the Lehman Intermediate Corporate Bond Index beginning on 10/26/93 as follows:


                Heartland
           Value & Income Fund  S&P 400  Lehman Corporate
           -------------------  -------  ----------------
12/31/93       $10,522         $10,386      $ 9,984
12/31/94        10,000          10,013        9,718
12/31/95        12,441          13,112       11,564

Legend in graph states that Past Performance is not predictive of future returns.
A box in the graph states Average Annual Total Returns as of 12/31/95 as follows:

one year                                   24.4%
since inception 10/26/93                   10.6%]


-MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund had a good year in 1995, producing a total return of 24.4%. This trailed that produced by the S&P Mid-Cap Index, but handsomely outperformed the Lehman Intermediate Corporate Bond Index. Since the Fund invests in stocks and bonds, with the allocation based on our assessment of economic conditions and investment opportunities, we are comparing our results to both of these indices.
     The Fund paid dividends totaling $0.41 per share, ending the year with an annualized yield of 4.6% for December.
     In anticipation of lower interest rates in 1995, we positioned the portfolio with a high exposure to intermediate bonds, utility stocks and other interest sensitive securities. As interest rates dropped, these issues increased in value and positively contributed to the Fund's performance. The Fund was also invested in a diversified group of value stocks, averaging about 58% of the portfolio for the year.
     We are pleased with our equity returns, especially given the Fund's relatively low exposure to what we consider to be the overvalued technology sector.
     For 1996 we are more cautious, but believe that interest rates are likely to fall further over the next several months and, if correct, the bond portion of our portfolio should perform admirably. Equities could have a somewhat bumpier ride if the current economic slowdown begins to reduce corporate profitability. However, the portfolio is conservatively balanced between bonds and low P/E common stocks with high cash reserves. We believe this diversification, coupled with our value approach to stock selection, should reduce risk while providing appreciation potential in the year ahead.

-HEARTLAND VALUE & INCOME FUND

THE FUND'S OBJECTIVE IS TWO-FOLD: TO PROVIDE CAPITAL GROWTH AND
CURRENT INCOME.


[graphic - A pie chart displays categories of the Value & Income Fund's portfolio as of 12/31/95: cash and cash equivalents at 18.6%; common stocks at 35.2%; utilities & preferred stocks at 15.3%; and bonds at 30.9%.]

LOOKING FOR GROWTH WITH LESS RISK
Through any market cycle, there are periods that clearly favor stocks and others in which bonds have the upper hand.
     We enter 1996 with our portfolio conservatively positioned for yield with 46.2% in corporates, convertible bonds, utility stocks and high-yielding preferreds. For potential growth we have acquired a portfolio of quality low P/E common stocks which account for 35.2% of assets.
     Finally, to stabilize the portfolio in any market downturn and to add flexibility, cash and cash equivalents are 18.6%. For the near term we anticipate a continuation of this careful posture, but as an actively managed fund, this mix may change at any time based on market conditions.

STABILITY OF DIVIDENDS

Dividends tend to stabilize total return by providing an income
"cushion" for investors during market downturns. The Fund generates quarterly income from a mix of dividend-paying stocks, preferred stocks, convertible bonds and fixed income securities. The Value & Income Fund pays dividends quarterly or will reinvest them at NAV.

CURRENT YIELD . . . . 4.2%

January SEC yield annualized for the 30 days commencing 1/1/96.

WHO SHOULD OWN THE VALUE & INCOME FUND?
More conservative investors who want the benefits of both common stocks and bonds, but prefer that professional management determine the allocations.

"PRUDENT INVESTORS MAINTAIN A BALANCE OF STOCKS AND BONDS IN THEIR PORTFOLIOS."

-- Bill Nasgovitz

U.S. GOVERNMENT SECURITIES FUND

[graphic - A line chart illustrates the performance of an assumed investment of $10,000 in the Heartland U. S. Government Securities Fund, Lehman Intermediate Treasury Index and the Lipper Average U.S. Government Fund beginning on 4/9/87 as follows:



                          Heartland   Lehman   Lipper
                            Fund     Treasury  Average
                          ---------  --------  -------
12/31/87                  $10,191   $10,241   $9,944
12/31/88                   10,847    10,883   10,731
12/31/89                   12,072    12,264   12,055
12/31/90                   13,276    13,423   13,035
12/31/91                   15,529    15,315   14,934
12/31/92                   17,096    16,377   15,867
12/31/93                   20,142    17,725   17,343
12/31/94                   18,200    17,272   16,537
12/31/95                   21,656    19,761   19,406


Legend in graph states that Past Performance is not predictive of future returns.

A box in the graph states Average Annual Total Returns as of 12/31/95 as follows:


one year                    19.0%
five year                   10.3%
since inception 4/9/87       9.3%]



-MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Heartland U.S. Government Securities Fund had the best year in its history, with a return of 19.0%. As you can see from the graph above, the Fund outperformed by a significant margin both the Lehman Brothers Intermediate Treasury Index (up 14.4%) and the Lipper Average U.S. Government Fund (up 17.3%).
     Nineteen ninety-five saw a rebound in the bond market after a dismal 1994. The yield on the 30-year Treasury bond dropped from 7.88% at the end of 1994 to 5.95% at the end of 1995, resulting in substantially higher prices for intermediate and long term bonds. We believe the drop in long-term interest rates was due to a slowing economy, low inflation and the stabilization of the U.S. dollar versus other major currencies.
     Under our active management strategy, we lengthened the average maturity of the Fund in anticipation of rallies in the bond market and shortened maturities when we believed the market was due for a correction. Our average maturity was as long as 15.7 years in July and as short as 0.4 years in April. During the year, we decreased our holdings of intermediate term Treasuries and cash equivalents in order to invest in long term zero coupon Treasuries and mortgage-backed securities. The mortgage-backed securities were selected to generate attractive yield as well as present substantial capital gain potential. Zero coupon bonds, on the other hand, were purchased solely for capital gain purposes as they pay no interest, but their prices tend to increase dramatically when interest rates decline substantially. In fact, the value of the Fund's zero coupon bonds did rise as interest rates fell during the year.
     These strategies worked well for our shareholders in 1995. During 1996, we expect interest rates to continue moving lower and believe the Fund is well positioned to benefit from these lower rates.

-HEARTLAND U.S. GOVERNMENT SECURITIES FUND

THE FUND'S INVESTMENT OBJECTIVES ARE A HIGH LEVEL OF CURRENT INCOME, LIQUIDITY AND SAFETY OF PRINCIPAL.

WHY SETTLE FOR AN "ORDINARY" BOND FUND?
The Heartland U.S. Government Securities Fund is ACTIVELY MANAGED to provide ATTRACTIVE MONTHLY INCOME and EXCELLENT TOTAL RETURN POTENTIAL. We believe this sets it apart from most government securities funds.

ATTRACTIVE MONTHLY INCOME
With a January yield of 5.9%,* the U.S. Government Securities Fund provides attractive, dependable monthly income which can be paid out or automatically reinvested in the Fund.

EXCELLENT TOTAL RETURN
The story doesn't end with monthly income. In addition to an attractive yield, we strive to provide additional return in the form of a higher share price or capital gains distributions.
The Fund's average annual total returns through December 31, 1995 are 19.0%, 10.3% and 9.3% for one-year, five years and since inception on April 9, 1987.

ACTIVE MANAGEMENT
We seek to provide attractive monthly income and excellent total return by actively managing the Fund to take advantage of opportunities in the bond market. This active management strategy has three major components:

- We shorten or extend the average maturity of the Fund based on our interest rate outlook.

- We emphasize those sectors of the bond market that we feel offer the best value - Treasuries, agencies, mortgage-backed securities, zero coupon bonds, etc.

- We invest a small portion of the Fund in corporate bonds that we believe offer bargain yields and compelling total return potential.

HOW DO WE COMPARE TO OTHER GOVERNMENT SECURITIES FUNDS?

[graphic - A bar graph compares the Average Annual Total Returns of the Heartland U. S. Government Securities Fund with the Lipper Average U.S. Government Fund benchmark through 12/31/95 as follows:


                            Heartland Fund   Lipper Average
one year                         19.0%           17.3%
five year                        10.3%            8.4%
since inception 4/9/87            9.3%            7.9%]

The Lipper Average U.S. Government Fund benchmark reflects the performance of 191 general U.S. government funds as tracked by Lipper Analytical Services, Inc.

* SEC yield annualized for the 30 days commencing 1/1/96.

WHY SMALL STOCKS?

                               WE BELIEVE EVERY
                               INVESTOR LOOKING
                                 FOR CAPITAL
                                 APPRECIATION
                                    SHOULD
                                HAVE A PORTION
                              OF THEIR HOLDINGS
                                  IN SMALL-CAP
                                    FUNDS.


At Heartland, we believe a diversified portfolio of small company stocks offers investors the potential to achieve superior returns. As illustrated by the chart below, a Merrill Lynch study shows that since 1973, $1 invested in small company stocks (those with market caps between $50 and $500 million) would have grown to $22, almost twice the performance of large company stocks. Over the same twenty-two years, a $1 investment in micro-cap stocks (those with market caps less than $50 million) grew to $43, nearly four times greater than an investment in large stocks.
     In our view, the markets for small and micro-cap stocks are inefficient. By this we mean that most "Wall Street" analysts spend their time researching only the largest publicly traded companies in the U.S. As a result, a large number of smaller companies with solid fundamentals have yet to be discovered.
     For the Heartland Value and Small Cap Contrarian Funds, we search for bargains within the universe of over 10,000 companies we believe are neglected by Wall Street. In addition to extensive research and financial review, our analysts visit over 500 companies a year. We feel Heartland's disciplined value approach to small company investing leads us to stocks that others have not yet found, but are ripe for discovery. We believe in the power of long-term investing in small stocks.

-FOR OVER 20 YEARS, SMALL STOCKS HAVE OUTPERFORMED LARGE

[graphic - A line graph compares the relative U.S. equity performance by size by charting the total return for every $1 invested from 12/73 through 12/95 in different market sectors:


Micro-cap   $43
Small-cap   $22
Mid-cap     $18
Large-cap   $12]


Micro and small-cap stocks may be more volatile than large-cap stocks. Past performance is no indication of future results and the illustrated returns are not indicative of the performance of a Heartland Fund.

SHAREHOLDER SERVICES

-PERSONAL HEARTLAND REPRESENTATIVE
 You can speak to a personal Heartland representative between the hours of 7:00 a.m. and 6:30 p.m. CST, Monday through Friday and 8:30 a.m. to 12:30 p.m. CST on Saturday.

-FREQUENT UPDATES BY PORTFOLIO MANAGERS
 Concerned about the financial markets? Wondering how your Fund is currently positioned? Heartland shareholders have free access to regular updates recorded by each Fund's portfolio manager. Call 24 hours a day.

-LOW MINIMUM INVESTMENT
 Open a regular account with a low initial investment of $1000, or an IRA with $500. Monthly automatic investment plans begin with no initial minimum and $50 a month minimum thereafter.

-AUTOMATED SERVICES
 Automated options include daily prices, account information including your last two transactions, and prospectus and literature requests. Call 24 hours a day.

                      [photo of Shareholder Services Team]

-AUTOMATIC INVESTMENT PLAN
 Make automatic regular investments into any Heartland Fund directly from your checking account on a monthly or twice-monthly basis.

-FREE INVESTMENT SEMINARS
 Heartland sponsors both local and national investment seminars. You can request free tickets to the various ISI Money Shows we sponsor. They are a great opportunity to meet your portfolio managers and visit with other nationally recognized financial advisors.


                                1-800-432-7856
                               (1-800-HEARTLN)

SCHEDULES OF INVESTMENTS
AND FINANCIAL STATEMENTS

       PAGE                    FUND
       ----       -------------------------------
        14       Small Cap Contrarian Fund
        22       Value Fund
        36       Value & Income Fund
        42       U.S. Government Securities Fund


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Heartland Small Cap Contrarian Fund, Heartland Value Fund, Heartland Value & Income Fund, and Heartland U.S. Government Securities Fund:

We have audited the accompanying schedule of investments, including the statements of assets and liabilities, of Heartland Small Cap Contrarian Fund, Heartland Value Fund, and Heartland Value & Income Fund, and the statement of net assets of Heartland U.S. Government Securities Fund (collectively the "Funds," four of the series comprising Heartland Group, Inc., a Maryland corporation) as of December 31, 1995 and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented, and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 1995, the results of operations for the periods then ended, the changes in net assets for each of the periods presented, and the financial highlights for each of the periods then ended in conformity with generally accepted accounting principles.


Milwaukee, Wisconsin                                     Arthur Andersen LLP
February 9, 1996

                      HEARTLAND SMALL CAP CONTRARIAN FUND
                      (A Series of Heartland Group, Inc.)
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995


 SHARES                                                                                                         QUOTED
   HELD       COMMON STOCKS - 80.1%                                                                          MARKET VALUE
                                                                                                               NOTE 1 (a)
-------------------------------------------------------------------------------------------------------------------------
                BANKS AND SAVINGS & LOANS  - 9.8%
    8,000       Beverly Bancorporation - Community bank serving southwest Chicago............................   $  520,000
    5,000       Cardinal Bancshares, Inc. - Banking company in KY operates a consumer finance company ........     295,000
   10,000  *    CB Bancorp, Inc. - Holding company for Community Bank in IN ..................................     172,500
   50,000  *    Community Financial Corporation - Holding company in southern IL .............................     650,000
   25,000       Foothill Independent Bancorp - Holding company operating in suburban Los Angeles .............     200,000
  104,167  *    Highland Federal Bank - Real estate mortgage lender ..........................................   1,614,588
    5,000       Home Federal Bancorp - Holding company for Home Federal Savings Bank .........................     132,500
    7,500  *    Homecorp, Inc. - A thrift with nine offices in northern IL ...................................     123,750
   50,000  *    Imperial Thrift & Loan Association - Provides lending and deposit services in CA .............     612,500
   45,000  *    Mountain Parks Financial Corporation - Holding company which owns two banks in CO ............   1,001,250
   17,500  *    Professional Bancorp, Inc. - A bank specializing in servicing the medical industry ...........     218,750
   35,000       Security Capital Corporation - Holding company for Security Bank S.S.B. in WI ................   2,108,750
   60,000  *    Union Bankshares, Ltd. - Offers commercial banking services to the Denver area (Note 6) ......     705,000
                                                                                                                 ---------
                                                                                                                 8,354,588

                COMMUNICATIONS - 4.3%
  120,600  *    Communications Central, Inc. - Provides pay phones and inmate phones ..........................    542,700
   50,000  *    NTN Canada, Inc. - Offers 24 hour entertainment network programming throughout Canada .........    262,500
  154,500  *    Ortel Corporation - Manufactures, markets, sells and supports a broad range of fiber optics....  1,738,125
   82,500  *    TCI International, Inc. - Manufactures special purpose communications equipment ...............    680,625
   29,000  *    Tollgrade Communications, Inc. - Telecommunications supplier ..................................    435,000
                                                                                                                 ---------
                                                                                                                 3,658,950

                ENERGY & NATURAL RESOURCES - 11.2%
  210,000  *    Alta Gold Company - Gold producer .............................................................    328,125
3,000,000  *    Campbell Resources, Inc. - Explores for and produces gold and minerals in N. America ..........  3,000,000
   54,000  *    Callon Petroleum Company - Operates 1,500 oil wells ...........................................    540,000
  150,000  *    Lomak Petroleum, Inc. - Ohio-based natural gas company ........................................  1,462,500
  100,000  *    Solid State Geophysical, Inc. - Markets its services to the petroleum industry ................    231,290
  446,400  *    Serv-Tech, Inc. - Offers maintenance services to petroleum refining industry (Note 6) .........  2,622,600
  250,000  *    Tuboscope Vetco International Corporation - Services, products to the oil and gas industry ....  1,421,875
                                                                                                                 ---------
                                                                                                                 9,606,390
                ENTERTAINMENT - 1.1%
  125,000  *    Acres Gaming, Inc. - Manufactures and markets electronic casino games .........................    640,625
  107,500  *    Quality Dino Entertainment, Ltd. - International music producer ...............................    309,063
                                                                                                                 ---------
                                                                                                                   949,688

                ENVIRONMENTAL SERVICES - 3.8%
  138,000  *    GNI Group, Inc. - Recycles, reclaims, treats and disposes hazardous wastes ....................    914,250
  200,000  *    Harding Associates, Inc. - Remediator of contaminated waste sites .............................  1,200,000
  502,000  *    Vectra Technologies, Inc. - Provider of services to nuclear facilities (Note 6) ...............  1,129,500
                                                                                                                 3,243,750
                FINANCE - 0.4%
  100,000  *    Autoinfo, Inc. - Provides information services to the repair industry .........................    337,500
   15,000  *    Olympic Financial, Ltd. - Sells and services retail automobile installment loans ..............    243,750
  (15,000) *    Olympic Financial, Ltd. .......................................................................   (243,750)
                                                                                                                 ---------
                                                                                                                   337,500

                 FOOD & BEVERAGE - 0.3%
  360,000  *     Family Steak Houses of Florida, Inc. - Operates 28 restaurants in northern and central Florida.    281,268
                                                                                                                  ---------
                                                                                                                    281,268
                HEALTH CARE SERVICES - 10.9%
  181,100       ICN Pharmaceuticals, Inc. - Develops, mfg. pharmaceutical/nutritional products .................  3,486,175
  516,700  *    Interpore International - Manufactures bone graft material for the orthopedic mkt. (Note 6) ....  2,648,087
  468,000  *    Syncor International Corporation - Distributes radio-pharmaceuticals to hospitals and clinics ..  3,159,000
                                                                                                                  ---------
                                                                                                                  9,293,262

                      HEARTLAND SMALL CAP CONTRARIAN FUND
                      (A Series of Heartland Group, Inc.)
             SCHEDULE OF INVESTMENTS - [CONT'D] - December 31, 1995

                                                                                                                      QUOTED
 SHARES                                                                                                            MARKET VALUE
 HELD         COMMON STOCKS - [CONT'D]                                                                               NOTE 1 (a)
-------------------------------------------------------------------------------------------------------------------------------
              INSURANCE - 3.9%
150,000  *    American Physicians Service Group, Inc. - Management services for doctors and hospitals ............. $ 1,443,750
 37,250       Cotton States Life & Health Insurance - Underwrites life, accident and health insurance .............     335,250
 38,700  *    Transport Holdings, Inc. (Class A) - Underwrites, distributes supplemental health insurance .........   1,577,025
                                                                                                                    -----------
                                                                                                                      3,356,025
              LEISURE - 1.1%
180,000  *    Vacation Break USA, Inc. - Vacation ownership interests in premium resorts ..........................     967,500
                                                                                                                    -----------
                                                                                                                        967,500
              MANUFACTURING - 8.1%
 50,000  *    Align-Rite International, Inc. - Photo masks used to produce integrated circuits ....................     575,000
135,000  *    Ceradyne, Inc. - Manufactures technical ceramic products ............................................     767,813
100,000  *    Consep, Inc. - Develops and produces environmentally safe pest control products .....................     275,000
 20,000  *    Dynamic Materials Corporation - Produces chemical processing materials ..............................      55,000
100,000  *    Northwest Pipe Company - Manufactures and markets welded steel pipe .................................   1,098,440
 75,000  *    Portec, Inc. - Produces railroad, construction and materials handling equipment .....................     721,875
300,000  *    Winsloew Furniture, Inc. - Designs, distributes and manufactures casual furniture ...................   1,762,500
100,000       Shelter Components Corp. - Manufactured housing products and distribution ...........................   1,637,500
  5,000  *    Shiloh Industries, Inc. - Steel processor supplying to automotive and other industries ..............      60,625
                                                                                                                    -----------
                                                                                                                      6,953,753
              MARKETING/CORPORATE SERVICES - 3.4%
 55,000       LCS Industries, Inc. - Provides computer related direct response marketing services .................     770,000
200,000  *    Personnel Management, Inc. - Temporary personnel services in FL and IN (Note 6) .....................   1,575,000
891,000  *    RCM Technologies, Inc. - Provides temporary and full-time professional services (Note 6) ............     556,875
                                                                                                                    -----------
                                                                                                                      2,901,875
              MEDICAL PRODUCTS - 4.0%
 30,000  *    Hycor Biomedical, Inc. - Manufactures and sells medical diagnostic devices ..........................     131,250
650,000  *    Mednet MPC Corporation - Pharmacy benefits and prescription mail service ............................   1,462,500
 58,000  *    Moore Medical Corporation - Pharmaceutical and medical products distributor .........................     623,500
132,100       New Brunswick Scientific, Inc. - Manufactures and markets biotechnology equipment....................     759,575
 47,000  *    Sullivan Dental Products, Inc. - Distributes consumable dental supplies .............................     446,500
                                                                                                                    -----------
                                                                                                                      3,423,325
              RETAIL - 10.1%
355,400  *    Allou Health & Beauty, Inc. (Class A) - Health and beauty products (Note 6) .........................   2,132,400
 10,000       Dart Group Corporation (Class A) - Diversified retailer .............................................     935,000
250,000  *    Chico's Fas, Inc. - Operates retail women's clothing stores .........................................   1,093,750
225,200  *    Coast Distribution System - Distributes recreational vehicle and marine parts and accessories .......   1,351,200
 35,700  *    Crown Book Corporation - Owns and manages 247 retail book stores offering discount prices ...........     437,325
201,400       Fred's, Inc. (Class A) - Operates 188 discount general merchandise stores ...........................   1,510,500
700,000  *    Harmony Brook, Inc. - Distributes and operates water filtering equipment (Note 6) ...................     612,500
 25,000  *    Hello Direct, Inc. - Telecommunications products to business end-users through catalog sales ........     168,750
110,000  *    Little Switzerland, Inc. - Retailer in the Caribbean Islands ........................................     426,250
                                                                                                                    -----------
                                                                                                                      8,667,675
              TECHNOLOGY - 5.1%
 50,000  *    Diehl Graphsoft, Inc. - Develops and publishes computer software products ...........................     325,000
410,000  *    Digital Biometrics, Inc. - Produces and mkts. fingerprint recording and ID products (Note 6) ........   2,306,250
100,000  *    Forefront Group, Inc. - Markets and supports applications software over the internet ................     837,500
 20,000  *    Hutchinson Technology, Inc. - Manufactures components for computer disk drives ......................     845,000
                                                                                                                    -----------
                                                                                                                      4,313,750
              TRANSPORTATION - 2.6%
  3,500  *    Midwest Express Holdings, Inc. - All first-class airline from Omaha and Milwaukee....................      97,125
310,000       Tower Air, Inc. - Provider of scheduled passenger air services ......................................   2,092,500
                                                                                                                    -----------
                                                                                                                      2,189,625
                                                                                                                    -----------
              TOTAL COMMON STOCKS (Cost $67,471,572)............................................................... $68,498,924

                      HEARTLAND SMALL CAP CONTRARIAN FUND
                      (A Series of Heartland Group, Inc.)
             SCHEDULE OF INVESTMENTS - [CONT'D] - December 31, 1995


PAR                                                                                                               AT COST
AMOUNT      SHORT-TERM INVESTMENTS - 19.8%                       COUPON              MATURITY                    NOTE 1 (a)
--------------------------------------------------------------------------------------------------------------------------
            DISCOUNT NOTES - 17.5%
$5,000,000  Federal Home Loan Mortgage Corporation ............  5.640%             01/02/1996                $   4,999,217
10,000,000  Federal Home Loan Mortgage Corporation ............  5.640              01/08/1996                    9,989,034
                                                                                                                 ----------
                                                                                                                 14,988,251

            VARIABLE RATE DEMAND NOTES - 2.3%
   968,000  Eli Lilly and Company .............................  5.315              01/02/1996                      968,000
   315,000  Sara Lee Corporation ..............................  5.467              01/02/1996                      315,000
   325,000  Southwestern Bell Telephone Company ...............  5.720              01/02/1996                      325,000
   381,000  Warner-Lambert Company ............................  5.458              01/02/1996                      381,000
                                                                                                                 ----------
                                                                                                                  1,989,000
                                                                                                                 ----------
            SHORT-TERM INVESTMENTS (Cost $16,977,251) .......................................................... 16,977,251
                                                                                                                 ----------
            TOTAL INVESTMENTS - 99.9% (Cost $84,448,823) (+) ..................................................$ 85,476,175
                                                                                                                 ==========

                                                                                                                   QUOTED
                                                                                                                 MARKET VALUE
    SHARES  SHORT SALES                                                                                           NOTE 1 (a)
--------------------------------------------------------------------------------------------------------------------------
    30,000  America Online, Inc. - Provides on-line services to consumers in the U.S...........................$  1,125,000
    20,000  Baby Superstore, Inc. -  Retailer of non-food baby and young children's products....................  1,140,000
     4,000  Eastbay, Inc. - Markets athletic products through catalogs .........................................     79,000
    25,000  Incomnet, Inc. - Develops software and hardware for interactive networks ...........................    114,063
    30,000  Informix Corporation - Develops and markets computer software ......................................    900,000
    30,000  Oracle Corporation - Designs, develops, markets and supports computer software products.............  1,271,250
    25,000  Picturetel Corporation - Manufactures and markets visual telecommunications systems.................  1,078,125
    10,000  Sensormatic Electronics Corporation -  Manufactures electronic surveillance equipment...............    173,750
    25,000  Starbucks Corporation - Purchases and sells high-quality whole bean coffees ........................    525,000
    35,000  Summit Technology, Inc. - Medical devices used in ophthalmic laser .................................  1,181,250
                                                                                                                 ----------
            TOTAL SHORT SALES (Proceeds $7,563,358)............................................................$  7,587,438
                                                                                                                 ==========

 *  Non-income producing security.
(+) Percentages for the various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this schedule.

                      HEARTLAND SMALL CAP CONTRARIAN FUND
                      (A Series of Heartland Group, Inc.)
            STATEMENT OF ASSETS AND LIABILITIES - December 31, 1995

ASSETS:
   Investments in securities, at quoted market value
       -- non-affiliated companies (cost $69,496,375) .......................  $71,187,962
       -- affiliated companies (cost $14,952,448) ...........................   14,288,213
   Cash .....................................................................      568,360
   Deposits with brokers for investments sold short .........................    1,123,725
   Receivable from fund shares sold .........................................      827,617
   Receivable from investments sold .........................................    1,001,250
   Receivable from investments sold short ...................................    7,879,870
   Accrued dividends and interest ...........................................       15,158
   Deferred organization expense (Note 3) ...................................       42,729
                                                                                ----------
       Total assets .........................................................   96,934,884
                                                                                ----------

LIABILITIES:
   Securities sold short, at current market value (proceeds $7,563,358) .....    7,587,438
   Payable for investments purchased ........................................    3,331,467
   Payable for fund shares redeemed .........................................      387,399
   Payable for distributions ................................................        1,163
   Payable to transfer agent ................................................       13,367
   Variation margin on open futures contracts (Note 1) ......................       22,750
   Payable to Advisor for deferred organization expense (Note 3) ............       42,729
                                                                                ----------
       Total liabilities ....................................................   11,386,313
                                                                                ----------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES
   ($.001 par value, 100,000,000 shares authorized, 7,256,249 shares outstanding) .............................................................  $85,548,571
                                                                                ==========

NET ASSET VALUE PER SHARE
   Net asset value and offering price per share ($.001 par value, 100,000,000
   shares authorized [$85,548,571/7,256,249 shares outstanding]).. ..........       $11.79
                                                                                ==========


                            STATEMENT OF OPERATIONS
        For the period from April 27, 1995 (commencement of operations)
                             to December 31, 1995


INVESTMENT INCOME:
   Interest ..................................................................    $527,254
   Dividends .................................................................      51,682
                                                                                ----------
       Total investment income ...............................................     578,936
                                                                                ----------
EXPENSES:
   Management fees (Note 2) ..................................................     172,583
   Transfer agent fees .......................................................      59,148
   Distribution fees (Note 2) ................................................      57,402
   Custodian fees ............................................................      11,165
   Registration fees .........................................................      10,697
   Postage ...................................................................       9,084
   Amortization of organization expenses (Note 3) ............................       6,003
   Printing and communications ...............................................       5,851
   Legal fees ................................................................       2,665
   Directors' fees ...........................................................         667
   Other operating expenses ..................................................       5,148
                                                                                ----------
       Total expenses ........................................................     340,413
                                                                                ----------
   Net investment income .....................................................     238,523
                                                                                ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS-NET:
   NET REALIZED GAINS ON INVESTMENTS (Long transactions) .....................   2,000,801
   NET REALIZED LOSSES ON INVESTMENTS (Short transactions) ...................    (199,675)
   NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE PERIOD......   1,027,647
                                                                                ----------
       NET GAINS ON INVESTMENTS ..............................................   2,828,773
                                                                                ----------

   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................  $   3,067,296
                                                                                ==========

The accompanying notes to financial statements are an integral part of these statements.

                      HEARTLAND SMALL CAP CONTRARIAN FUND
                      (A Series of Heartland Group, Inc.)
                      STATEMENT OF CHANGES IN NET ASSETS
    For the period from April 27, 1995 (commencement of operations)
to December 31, 1995
--------------------------------------------------------------------------------

OPERATIONS:
    Net investment income ....................................................  $     238,523
    Net realized gains on investments ........................................      1,801,126
    Net increase in unrealized appreciation on investments ...................      1,027,647
                                                                                ---------------
         Net increase in net assets resulting from operations ................      3,067,296
                                                                                ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income ($.03 per share) ................       (238,523)
    Distributions from net realized gains on investments ($.26 per share) ....     (1,801,125)
                                                                                ---------------
         Total distributions .................................................     (2,039,648)
                                                                                ---------------
FUND SHARE ACTIVITIES:
    Proceeds from shares issued (7,979,895 shares) ...........................     92,981,836
    Net asset value of shares issued in reinvestment of distributions from net
    investment income and net realized gains (165,607 shares) ................      1,950,847
    Cost of shares redeemed (889,253 shares) .................................    (10,411,760)
                                                                                ---------------
         Net increase in net assets derived from Fund share activities .......     84,520,923
                                                                                ---------------

TOTAL INCREASE AND NET ASSETS AT DECEMBER 31, 1995 ...........................  $  85,548,571
                                                                                ===============




                              FINANCIAL HIGHLIGHTS

For the period from April 27, 1995 (commencement of operations)
to December 31, 1995
--------------------------------------------------------------------------------

    Net asset value, beginning of period .....................................  $     10.00

    Income from investment operations:
       Net investment income .................................................         0.03
       Net realized and unrealized gains on investments ......................         2.05
                                                                                ---------------

       Total from investment operations ......................................         2.08
    Less distributions:
       Dividends from net investment income ..................................       (0.03)
       Distributions from net realized gains .................................       (0.26)
                                                                                ---------------

       Total distributions ...................................................       (0.29)

    Net asset value, end of period ...........................................  $    11.79
                                                                                ===============
    Total return .............................................................       20.8%  (1)

    Supplemental data and ratios:
       Net assets, end of period (in thousands) ..............................  $   85,549
       Ratio of expenses to average net assets ...............................       1.44%  (2)
       Ratio of net investment income to average net assets ..................       1.01%  (2)
       Portfolio turnover rate ...............................................         45%  (1)


(1) Not annualized  (2) Annualized

The accompanying notes to financial statements are an integral part of these statements.

                      HEARTLAND SMALL CAP CONTRARIAN FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
               NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.
     The Heartland Small Cap Contrarian Fund ("The Fund") is a separate series of Heartland Group, Inc. The assets and liabilities of each portfolio of Heartland Group, Inc. are segregated with a shareholder's interest limited to the portfolio in which the shareholder owns shares. The Fund's investment objective is maximum long-term growth. The Fund seeks to achieve its objective through aggressive, yet flexible, value investing in small company stocks. The following is a summary of significant accounting policies of the Fund:

     (a) Each security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Net realized gains and losses on investments are computed on the first-in, first-out cost method. Short-term investments are recorded at cost which approximates market. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount OR or premium.

     (b) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Net investment income and undistributed capital gains are distributed to shareholders annually and recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified to paid-in capital in excess of par value.

     (d) The Fund records security transactions at cost no later than the first business day after the trade date. The cost amount as reflected in the Schedule of Investments is the same for Federal income tax purposes.

     (e) The Fund may enter into futures contracts to provide protection against adverse movements in the prices of securities in the portfolio. Upon entering into futures contracts, the Fund pledges to the broker stock or U.S. government securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statements of assets and liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render the portfolio's hedging strategy unsuccessful. Futures contracts open at December 31, 1995, were as follows:


Collateral                        Contracts         Expiration     Unrealized Appreciation
------------------------------------------------------------------------------------------
10,500 Security Capital Corp.    45 S&P 500 short        Mar. 1996         $16,875
15,000 Shelter Components        20 S&P 500 short        Mar. 1996           7,500


     (f) The Fund may enter into transactions where it will sell a security short (sell a security which the Fund does not then own for delivery at a future date) and borrow the same security from a broker or other institution to complete the sales. The predominant risk is that the market price may decrease or increase between the date of the short sale and the date on which the Fund must replace the borrowed security. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash or equity securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

                     HEARTLAND SMALL CAP CONTRARIAN FUND
                     (A SERIES OF HEARTLAND GROUP, INC.)
         NOTES TO FINANCIAL STATEMENTS (CONT'D) - DECEMBER, 31, 1995

          The Fund may also engage in "short sales against the box", transactions which involve selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future. Similarly, the Fund may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror. These techniques are intended to hedge protectively against anticipated declines in the market price of the Fund's portfolio securities or to defer any unrealized gain.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from the estimates.


2)   INVESTMENT ADVISOR, MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED
     PARTIES.
     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, the Fund will pay the Advisor a monthly management fee at the annual rate of .75% of the daily net asset value of the Fund.

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor") with whom certain officers and directors of the Fund are affiliated. The Plan requires the Fund to pay the Distributor a quarterly distribution fee on an annual basis up to .25% of its daily net assets. In addition, for the period from April 27, 1995 (commencement of operations) to December 31, 1995, the
     Distributor received $43,741 from the Fund for brokerage fees on the execution of purchases and sales of portfolio investments.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Fund has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.


3)   DEFERRED ORGANIZATION EXPENSES.
     Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor who will be reimbursed by the Fund over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at December 31, 1995 were $42,729.


4)   INVESTMENT TRANSACTIONS.
     For the period from April 27, 1995 (commencement of operations) to December 31, 1995, the cost of purchases and the proceeds from sales of investment securities (excluding short-term securities) were $78,619,737 and $9,278,828, respectively.


5)   SOURCES OF NET ASSETS.

     As of December 31, 1995, the sources of net assets were as follows:

     Fund shares issued and outstanding ................................  $84,520,924
     Net unrealized appreciation on investments and futures ............    1,027,647
                                                                           ----------
                                                                          $85,548,571
                                                                           ==========

     Aggregate gross unrealized appreciation (depreciation) as of December 31, 1995, based on investment cost for Federal income tax purposes is as follows:

     Aggregate gross unrealized appreciation ...........................  $ 5,037,235
     Aggregate gross unrealized depreciation ...........................   (4,033,963)
     Unrealized appreciation on open futures contracts .................       24,375
                                                                           ----------
     Net unrealized appreciation on investments and futures contracts ..   $1,027,647
                                                                           ==========

                     HEARTLAND SMALL CAP CONTRARIAN FUND
                     (A SERIES OF HEARTLAND GROUP, INC.)
          NOTES TO FINANCIAL STATEMENTS (CONT'D) - DECEMBER 31, 1995

6)   Transactions with Affiliates.
     The following companies are affiliated with the Fund; that is, the Fund holds 5% or more of the outstanding voting securities. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

                                                         Share Balance    Dividends    Realized
Security Name                         Purchases  Sales  at Dec. 31, 1995  Received   Gains (Losses)
--------------------------            ---------  -----  ----------------  ---------  --------------

Allou Health & Beauty (Class A)         355,400   0        355,400          $0              $0
Digital Biometrics, Inc.                410,000   0        410,000           0               0
Harmony Brook, Inc.                     700,000   0        700,000           0               0
Interpore International                 516,700   0        516,700           0               0
Personnel Management, Inc.              200,000   0        200,000           0               0
RCM Technologies, Inc.                  891,000   0        891,000           0               0
Serv-Tech, Inc.                         446,400   0        446,400           0               0
Union Bankshares, Ltd.                   60,000   0         60,000           0               0
Vectra Technologies, Inc.               502,000   0        502,000           0               0


                              HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
                  SCHEDULE OF INVESTMENTS -  DECEMBER 31, 1995



                                                                                                                          QUOTED
   SHARES                                                                                                              MARKET VALUE
   HELD         COMMON STOCKS -  79.4%                                                                                  NOTE 1 (a)
------------------------------------------------------------------------------------------------------------------------------------
                AEROSPACE - 1.6%
  214,800  *    Banner Aerospace, Inc - Distributes replacement parts to aviation/aerospace industries ................ $1,235,100
  504,900  *    ECC International Corp. - Mfg. flight simulators and vending machines (Note 5) ........................  5,553,900
  155,600  *    FLIR Systems, Inc. - Manufactures thermal imaging systems that detect infrared radiation ..............  1,906,100
  212,300       Mercury Air Group, Inc. - Ground services to commercial airlines and the military .....................  1,857,625
  266,300  *    Sifco Industries, Inc. - Metal working processes for aerospace and auto industries (Note 5) ...........  1,431,363
1,100,000  *    UNC, Inc. - Manufactures engine and airframe parts (Note 5) ...........................................  6,600,000
                                                                                                                        ----------
                                                                                                                        18,584,088
                BANKS AND SAVINGS & LOANS - 7.4%
  100,000       Alabama National Bancorporation - Rural Alabama bank ..................................................  1,350,000
   42,025       Beverly Bancorporation - Community bank serving Southwest Chicago (Note 5) ............................  2,731,625
   30,000       BSB Bancorp, Inc. - Savings bank in the southern tier of New York .....................................    742,500
   78,900  *    Calumet Bancorp, Inc. - Chicago thrift that generates residential mortgages in several states .........  2,189,475
  200,000       Coastal Bancorp, Inc. - Texas-based savings and loan association ......................................  3,500,000
  100,000       Conservative Savings Corp. - Thrift serving Omaha, NE area (Note 5) ...................................  1,400,000
  169,600       D & N Financial Corp. - Operates full service branch offices in central and N. MI .....................  2,056,400
  110,500       Eagle Financial Corp. - Savings bank operating 24 offices in Connecticut ..............................  2,900,625
  204,500       First Federal Bancshares of Eau Claire - Operates 13 retail banking offices in central Wisconsin.......  3,118,625
   67,800       First Federal of Alabama F.S.B. - Operates four branches in Central and S.E. Alabama (Note 5)..........  1,220,400
  500,000       First Financial Corp. - Serves WI and S. IL from approximately 124 locations .......................... 11,500,000
   74,000       First Northern Savings Bank, S.A. - Green Bay, WI savings bank, assets of $558 million ................  1,221,000
  135,000       Franklin Bank National Association - Business bank serving suburbs of Detroit, MI .....................  1,755,000
  105,000  *    Hallmark Capital Corp. - One bank holding company in West Allis, WI (Note 5) ..........................  1,627,500
  250,000  *    HMN Financial, Inc. - Recently converted thrift serving Rochester, MN market ..........................  4,000,000
  104,568  *    Investors Financial Services, Inc. - Administration services for the financial services industry ......  2,169,786
   17,216  *    Investors Financial Services, Inc. (Class A) ..........................................................    357,232
   24,500       Leader Financial Corp. - Banking services through 22 retail branch offices in TN ......................    915,688
   75,000       MAF Bancorp, Inc. - Market share leader in Dupage County, IL. .........................................  1,875,000
  180,000       N.S. Bancorp, Inc. - Savings & Loan operating six branches in Cook County, IL .........................  6,975,000
  100,000       Massbank Corp. - Serves customers in the Middlesex County area in E. MA ...............................  3,175,000
  327,100  *    Metropolitan Bancorp - Holding co. for Seattle-based Metropolitan Federal S & L (Note 5) ..............  4,252,300
   24,000       National City Bancorp. - Bank svcs. commercial/personal/installment loans and mortgages ...............    510,000
  100,000       Northwest Equity Corp. - WI holding company for Northwest Savings Bank (Note 5) .......................  1,087,500
  224,000  *    Redwood Empire Bancorp - Holding co. for a bank and thrift in N. San Francisco (Note 5) ...............  1,792,000
   36,500       SJNB Financial Corp. - General commercial banking services in San Francisco area ......................    488,188
  154,000       St. Francis Capital Corp. - WI holding company for St. Francis Bank ...................................  3,580,500
 (20,000)       St. Francis Capital Corp. .............................................................................   (465,000)
   68,000       State Financial Services Corp. - Milwaukee area multi-bank holding company ............................  1,173,000
  275,000  *    Sterling Financial Corp. - Multi-branch savings bank serving WA and OR (Note 5) .......................  3,781,250
  141,420  *    Transworld Bancorp - Commercial bank serving N. Los Angeles with 11 offices (Note 5) ..................  2,121,300
  205,600       Trans Financial, Inc. - Bank holding company operating 54 branch offices in KY and TN .................  3,675,100
   39,200       United Federal Savings Bank - Commercial banking services in South Carolina ...........................    294,000
  136,300  *    United Security Bancorp - General banking services through eight branches in E. WA ....................  1,874,125
  264,000       Virginia First Financial Corp. - Banking services through 8 offices in Spokane area ...................  3,003,000
  100,000       Webster Financial Corp. - Serves over 140,000 customers through its offices located in CT .............  2,950,000
   67,000       Westerfed Financial Corp. - Thrift holding company in Montana .........................................  1,113,875
                                                                                                                        ----------
                                                                                                                        88,011,994
                COMMUNICATION/SECURITY - 1.4%
2,000,000  *    Automated Security Holdings, PLC.  (ADR) - Sells and services electrical security systems .............  1,500,000
  481,000  *    Cobra Electronics  - Designs/markets communications and audio electronics (Note 5) ....................  1,443,000
  276,000  *    Norstan, Inc. - Distributes and services private telephone systems (Note 5) ...........................  6,969,000

                             HEARTLAND VALUE FUND
                      (A SERIES OF HEARLAND GROUP, INC.)
             SCHEDULE OF INVESTMENTS [CONT'D] - DECEMBER 31, 1995

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  QUOTED
SHARES                                                                                                         MARKET VALUE
HELD            COMMON STOCKS - 79.4%                                                                           NOTE 1 (A)
---------------------------------------------------------------------------------------------------------------------------
                COMMUNICATION/SECURITY - [CONT'D]
1,500,000  *    Peoples Telephone Company, Inc. - Privately-owned pay telephones (Note 5)  .....................$ 3,468,750
  144,500  *    Total-Tel USA Communications, Inc. - A discount long distance telephone company (Note 5) .......  3,540,250
                                                                                                                -----------
                                                                                                                 16,921,000

                CONSTRUCTION/HOUSING - 3.4%
   75,000  *    Belmont Homes, Inc. - Produces and markets single and double section manufactured homes ........  1,359,375
  200,000  *    Crossmann Communities, Inc. - Builds single family homes in Indianapolis/Lafayette, IN .........  3,750,000
  500,000       Engle Homes, Inc. - FL homebuilder and developer (Note 5) ......................................  4,250,000
  356,600  *    Greiner Engineering, Inc. - Engineering firm specializing in transportation projects (Note 5) ..  4,814,100
  260,000       MYR Group, Inc. - Constructs transmission systems for electric utilities (Note 5) ..............  2,762,500
  100,000  *    Miller Building Systems, Inc. - Builder and marketer of modular structures .....................    325,000
  418,800  *    Morgan Products, Ltd. - Manufactures and distributes specialty building products ...............  2,460,450
  250,000       Patrick Industries, Inc. - Wholesale distributor of building products and materials ............  3,562,500
  156,500  *    Rottlund Company, Inc. - Minneapolis-based single family home builder ..........................  1,095,500
  100,000       Ryland Group, Inc. - National homebuilder and mortgage-related finance firm ....................  1,400,000
  350,000       Schult Homes Corp. - Designs and builds manufactured homes (Note 5) ............................  6,125,000
  700,100  *    URS Corp. - Architectural and engineering services to local and state governments (Note 5) .....  4,900,700
  200,000       Watsco, Inc. - Manufacturer and distributor of air conditioning equipment ......................  3,575,000
                                                                                                                -----------
                                                                                                                 40,380,125
                EDUCATION - 0.1%
  405,000  *    American Educational Products, Inc. - Sells educational materials to teachers/schools (Note 5)      708,750
                                                                                                                -----------
                                                                                                                    708,750
                ENERGY/NATURAL RESOURCES - 4.1%
  500,000  *    American Oilfield Divers, Inc. - Undersea construction/repair for oil/gas industry (Note 5) ....  3,562,500
  250,000  *    Chieftain International, Inc. - Explores/produces oil and natural gas in Gulf of Mexico ........  4,437,500
  505,000  *    Clayton Williams Energy, Inc. - Acquires, explores, and produces oil and natural gas (Note 5)     1,641,250
  360,000  *    Cliffs Drilling Company - Contract drilling services in TX/LA Gulf Coast region (Note 5) .......  5,310,000
  300,000  *    Dreco Energy Services, Ltd. (Class A) - Mfg./markets downhole machines and equipment ...........  5,325,000
  837,700  *    ERC Industries, Inc. - Manufactures and services oilfield wellhead equipment (Note 5) ..........    732,988
  518,500  *    Evergreen Resources, Inc. - Gas exploration, development and production (Note 5) ...............  2,592,500
  100,000  *    Hallwood Consolidated Resources Corp. - Owns interest in 2,000 oil and gas wells (Note 5) ......  2,375,000
  200,000       Howell Corp. - Explores, produces and refines oil and natural gas and processes chemicals ......  2,875,000
1,070,000  *    International Colin Energy Corp. - Explores/produces oil and natural gas (Note 5) ..............  5,082,500
  123,755       Mining Services International Corp. - Develops explosives technology for the mining industry        819,877
  490,000       St. Mary Land & Exploration - Oil and gas exploration (Note 5) .................................  6,860,000
  300,000  *    Tipperary Corp. - Explores, develops and produces oil and gas ..................................  1,462,500
  750,000  *    Tuboscope Vetco International Corp. -  Services and products to the oil and gas industry .......  4,265,625
  200,000  *    Unit Corp. - Oil and gas contract drilling company .............................................    950,000
  370,000  *    Universal Seismic, Inc. - Provides scientific seismic data to oil and gas companies (Note 5) ...  1,017,500
                                                                                                                -----------
                                                                                                                 49,309,740

                ENVIRONMENTAL SERVICES - 2.5%
2,843,300  *    Allwaste, Inc. - Provides industrial waste handling, processing, and transportation (Note 5) ..  13,505,675
1,000,000  *    Biosys, Inc. - Develops natural bioinsecticides for state and local governments (Note 5). .....   2,750,000
  363,300  *    GZA GeoEnvironmental Technologies, Inc. - Environmental consulting services (Note 5) ..........   1,271,550
2,750,000  *    Mid American Waste Systems, Inc. - Solid waste management business (Note 5) ...................   9,625,000
  700,000  *    Vectra Technologies - Provides products, services for nuclear facilities (Note 5) .............   1,575,000
  100,000  *    Weston Roy F. (Class A) - Consulting, engineering and project management services .............     512,500
                                                                                                                -----------
                                                                                                                 29,239,725

                FINANCE - 3.3%
  322,100  *    Advest Group, Inc. - Brokerage, trading, investment banking, leasing/asset management .........   2,737,850
  185,200       Atlanta/Sosnoff Capital Corp. - Investment mgmt. firm with over $3.6 billion in client assets .   2,685,400


                             HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
             SCHEDULE OF INVESTMENTS [CONT'D] - DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       QUOTED
SHARES                                                                                                              MARKET VALUE
HELD          COMMON STOCKS - [CONT'D]                                                                               NOTE 1 (a)
------------------------------------------------------------------------------------------------------------------------------------
              FINANCE - [CONT'D]
  320,000     Eaton Vance Corp. - Advisor to mutual funds ........................................................ $ 9,040,000
  187,500     Inter-Regional Financial Group, Inc. - Full service regional securities broker with 83 offices .....   4,734,375
  222,704  *  Kinnard Investments, Inc. -  Brokerage services with 22 offices, affiliated banks and S&L's ........     807,302
  943,000  *  Payco American Corp. - Nationwide accounts receivable manager (Note 5) .............................   8,487,000
  210,000     Raymond James Financial, Inc. - Securities brokerage, investment banking, financial planning .......   4,436,250
  200,000     Stifel Financial Corp. - Securities brokerage with 64 offices located in Central U.S. ..............   1,325,000
  107,000     Student Loan Corp. - Originates, holds and services guaranteed student loans .......................   3,638,000
  400,000  *  Sunrise Resources, Inc. - Leasing of new/used electronic data processing equipment (Note 5) ........   1,300,000
                                                                                                                   -----------
                                                                                                                    39,191,177

              FOOD/BEVERAGE - 1.7%
   34,500     Hanover Foods, Inc. (Class A) - Produces and markets prepared foods ................................   1,569,750
  700,000  *  North Star Universal, Inc. - Holding co. w/interest in Michael Foods and Corvel Corp. (Note 5) .....   5,425,000
  430,000  *  Summit Family Restaurant, Inc. - Family style restaurants (Note 5) .................................   2,365,000
  457,000     Stokely USA, Inc. - A leading domestic producer of canned and frozen vegetables ....................   2,313,563
  276,100     Thorn Apple Valley, Inc. - Slaughters hogs/provides packaged meat and poultry products .............   4,624,675
  250,000  *  Timber Lodge Steakhouse, Inc. - Operates restaurants in Minneapolis/St. Paul area (Note 5) .........     687,500
  490,000  *  Todhunter International, Inc. - Produces citrus-based brandy, distilled spirits and wine (Note 5) ..   3,797,500
                                                                                                                   -----------
                                                                                                                    20,782,988

              HEALTH CARE SERVICE - 12.7%
  347,000  *  AHI Healthcare Systems, Inc. - Integrates physicians into managed health care networks .............   1,995,250
  105,500  *  American Healthcorp, Inc. - Offers diabetes treatment services and owns surgery centers ............   1,002,250
  700,000     Applied Bioscience International, Inc. - Conducts toxicological studies and provides R&D ...........   4,725,000
  243,900  *  Caretenders Healthcorp - Provides home nursing and rehabilitative services (Note 5) ................   1,432,913
1,000,000  *  Coastal Physicians Group, Inc. - Provides medical group management services ........................  13,500,000
  974,400  *  Grancare, Inc. - Operates 80 long-term health care facilities ......................................  14,128,800
  242,400  *  Health Power, Inc. - Managed health care holding company (Note 5) ..................................   2,030,100
  424,900     Hooper Holmes, Inc. - Provides health information to the insurance industry (Note 5) ...............   3,452,313
  620,000  *  Hospital Staffing Services, Inc. - Provides interim duty medical staff to hospitals (Note 5) .......   1,240,000
2,100,005     ICN Pharmaceuticals, Inc. - Develops, mfg. pharmaceutical/nutritional products (Note 5) ............  40,425,096
  300,000  *  Integrated Health Services, Inc. - Operates 192 facilities for rehabilitation and pharmacy svcs ....   7,500,000
  850,000  *  Maxicare Health Plans, Inc. - Managed health care insurer and HMO operator in CA and IN ............  22,843,750
 (100,000) *  Maxicare Health Plans, Inc. ........................................................................  (2,687,500)
  532,500  *  Meadowbrook Rehabilitation Group, Inc. - Provides rehabilitation services (Note 5) .................     532,500
  313,500  *  Psicor, Inc. - Supplies personnel to operate heart-lung machines in hospitals (Note 5) .............   5,427,469
  916,500  *  Quantum Health Resources, Inc. - Deliver alternate site therapies and services (Note 5) ............   8,993,156
  520,000  *  Ramsay Health Care, Inc. - One of the largest psychiatric services companies (Note 5) ..............   1,690,000
  131,283  *  Ramsay Managed Health Care, Inc. - Provides managed behavioral health services .....................     262,566
  299,000  *  Regency Health Services, Inc. - Operator of California healthcare facilities .......................   3,027,375
  793,800     RightChoice Managed Care (Class A) - Offers managed health care products and services ..............  10,319,400
  213,802  *  Star Multi Care Services, Inc. - Proprietary and custodial health care svcs. and staffing (Note 5) .   1,683,691
  338,300     United Wisconsin Services, Inc. - Group health insurance and HMO operator ..........................   7,442,600
  252,000  *  Zynaxis, Inc. - Biotechnology company engaged in new therapeutic delivery systems ..................     220,500
                                                                                                                   -----------
                                                                                                                   151,187,229

              HOME APPLIANCES - 0.8%
  591,400     Toastmaster, Inc. - Makes small electrical appliances (Note 5) .....................................   2,365,600
  922,500     Windmere Corp. - Manufactures/distributes small electric appliances (Note 5) .......................   6,572,813
                                                                                                                   -----------
                                                                                                                     8,938,413

              INSURANCE - 9.1%
  300,000     American Eagle Group, Inc. - Property and casualty coverage to aviation/trucking industries ........   3,337,500
  200,000     Amwest Insurance Group, Inc. - Underwrites a variety of surety bonds (Note 5) ......................   3,050,000

                             HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
             SCHEDULE OF INVESTMENTS (CONT'D) - DECEMBER 31, 1995


                                                                                                                       QUOTED
  SHARES                                                                                                             MARKET VALUE
   HELD         COMMON STOCKS - (CONT'D)                                                                              NOTE 1 (a)
---------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - [CONT'D]
  500,000       AmVestors Financial Corp. - Writer of single-premium deferred annuities ............................ $ 5,875,000
  200,000       Capital RE Corp. - Specialty reinsurance emphasizing the mortgage guaranty market ..................   6,150,000
  365,700       CMAC Investment Corp. - Provides private mortgage insurance coverage ...............................  16,090,800
  100,000  *    Delphi Financial Group (Class A) - Life, long-term disability and personal accident insurance ......   2,125,000
  932,300       John Alden Financial Corp. - Provides group health/life insurance and managed care services ........  19,461,763
  900,000  *    Life USA Holding Inc. - Writes, sells universal life insurance and annuity products in 40 states ...   7,200,000
  185,700  *    Picom Insurance Company - Provides liability insurance for health care professionals (Note 5) ......   4,038,975
  374,000       Pioneer Financial Services, Inc. - Underwrites health, accident, life and annuities ................   6,919,000
1,700,000       Presidential Life Corp. - Writes annuities, whole life, universal life and term policies (Note 5) ..  16,787,500
  250,000       Renaissancere Holdings Ltd. - Property catastrophe reinsurance and short-term reinsurance ..........   7,593,750
  275,000  *    Transnational Re Corp. (Class A) - Property catastrophe reinsurance in the U.S. and abroad .........   6,737,500
  500,000  *    Westbridge Capital Corp. - Underwrites/sells individual accident and health insurance (Note 5) .....   3,312,500
                                                                                                                     -----------
                                                                                                                     108,679,288

                LEISURE - 5.2%
  120,500       American Recreation Centers, Inc. - Operates bowling centers .......................................     768,188
  325,000  *    Baldwin Piano & Organ Company - Manufactures pianos and electric organs (Note 5) ...................   4,062,500
  225,000       Barefoot, Inc. - Provides residential lawn care services ...........................................   2,362,500
  116,000  *    Buckhead America Corp. - Mortgage servicing and hotel management services (Note 5) .................     739,500
  170,000  *    ERO, Inc. - Markets children's products which feature popular licensed characters ..................   1,020,000
1,125,750  *    Grand Casinos, Inc. - Develops, manages land-based and dockside casinos, bingo facilities ..........  26,173,688
1,000,000  *    Iwerks Entertainment, Inc. - Movie-based specialty theaters for the
                  entertainment mkt. (Note 5).......................................................................   6,390,600
   65,000       La Crosse Footwear, Inc. - Protective, industrial and recreational footwear ........................     568,750
   75,000       Marcus Corp. - Operates restaurants, theaters, hotels and motels ...................................   2,053,125
  200,000       Matthews International Corp. (Class A) - Custom-made identity products .............................   3,900,000
  236,000  *    Sholodge, Inc. - Franchiser of Shoney's Inn and AmeriSuites hotels .................................   2,242,000
  925,000       Stratosphere Corp. - Owns and operates the Stratosphere Tower and Casino in Las Vegas ..............   9,134,375
  400,000  *    Trimark Holdings, Inc. - Distributor of home videos and feature films (Note 5) .....................   2,500,000
                                                                                                                     -----------
                                                                                                                      61,915,226
                MANUFACTURING - 7.1%
  268,500       Acme Cleveland Corp. - Mfg. industrial metalworking, telecommunication, electronic prod. ...........   5,034,375
1,000,000  *    Alpine Group, Inc. - Mfg. industrial copper wire, cable and refractory products (Note 5) ...........   4,375,000
  206,500  *    Arden Industrial Products, Inc. - National distributor of specialty and standard fasteners .........   1,006,688
1,000,000  *    Astec Industries, Inc. - Asphalt plants, milling and paving equipment (Note 5) .....................   9,875,000
  100,000       Badger Meter, Inc. - Producer of fluid meters and flow valves (Note 5) .............................   2,650,000
  500,000  *    Cherry Corp. (Class A) - Mfg. mechanical/electronic switches and semiconductor products ............   4,875,000
  150,500  *    Dakotah, Inc. - Designs, manufactures and markets home fashion furnishings .........................     583,188
  692,500  *    Devlieg-Bullard, Inc. - Precision engineered machine tools (Note 5) ................................   1,558,125
  134,200  *    Encore Wire Corp. - Copper electrical building wire for commercial and residential uses ............   1,308,450
  311,500  *    Gehl Company - Manufactures/markets agricultural and construction equipment (Note 5) ...............   2,219,438
  100,000  *    Jason, Inc. - Automotive trim products, precision components and power generation products .........     650,000
  240,000  *    Kentucky Electric Steel Company, Inc - Owns and operates a mini steel mill .........................   1,980,000
  100,000       Martin Industries, Inc. - Manufactures gas space heaters, gas
                  logs, fireplaces and office furniture.............................................................     875,000
  350,000       Masland Corp. - N. American manufacturer of automotive floor and acoustic systems ..................   4,900,000
  380,000  *    Medalist Industries, Inc. - Produces and distributes industrial fasteners (Note 5) .................   2,280,000
  200,000       Memtec, Ltd. (ADR) - Develops and produces membrane and other filtration products ..................   3,325,000
  300,000  *    MFRI, Inc. - Manufacturer and marketer of filter bags, related parts and accessories (Note 5) ......   1,875,000
  172,560       Mosinee Paper Corp. - Industrial specialty and tissue paper products producer ......................   4,443,420
  387,200  *    NYCOR, Inc. - Manufactures components for heating and cooling systems (Note 5) .....................   1,984,400
  341,400  *    NYCOR, Inc. (Class A) (Note 5) .....................................................................   1,664,325

                             HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
             SCHEDULE OF INVESTMENTS (CONT'D) - DECEMBER 31, 1995


                                                                                                                       QUOTED
  SHARES                                                                                                             MARKET VALUE
   HELD         COMMON STOCKS - (CONT'D)                                                                              NOTE 1 (a)
---------------------------------------------------------------------------------------------------------------------------------
                MANUFACTURING - [CONT'D]
  600,000   *   Powell Industries, Inc. - Designs/mfg/sells electrical power generation products (Note 5) ..........  $  4,950,000
  144,100       Reliance Steel & Aluminum Co. - Full-line distributor and processor of steel and aluminum ..........     2,990,075
  185,500   *   Rexworks, Inc. - Manufactures and sells concrete and waste disposal equipment (Note 5) .............       394,188
   87,500       Salem Corp. - Designs and installs heavy industrial equipment ......................................     1,837,500
  426,000   *   Spartech Corp. - Single and multi-layer plastic for spas, showers, and signs .......................     2,982,000
  250,000   *   Specialty Paperboard, Inc. - Largest domestic supplier of heavyweight pressboard (Note 5) ..........     3,062,500
  315,500   *   Starcraft Corp. - Converter of custom vans, sport utility vehicle and trucks (Note 5) ..............     1,419,750
  200,000   *   Strattec Security Corp. - Designs, develops, manufactures and markets automotive locks .............     3,550,000
  300,000       Wescast Industries, Inc. (Class A) - Exhaust manifolds for cars and trucks to "Big 3" automakers....     2,887,500
  500,000       Winnebago Industries, Inc. - Manufactures recreational vehicles.....................................     3,875,000
                                                                                                                      ------------
                                                                                                                        85,410,922
                MARKETING/CORPORATE SERVICE - 2.0%
  250,000   *   Career Horizons, Inc. - Temporary personnel to businesses and individuals ..........................     8,437,500
  (50,000)  *   Career Horizons, Inc. ..............................................................................    (1,687,500)
  368,500       LCS Industries, Inc. - Provides computer related direct response marketing services (Note 5) .......     5,159,000
1,300,000   *   Luminart, Inc. - Develops products to help achieve visual effects in signage display (Note 5) ......     1,861,340
  269,000   *   M/A/R/C, Inc. - Provides market research, database marketing and counseling services (Note 5) ......     3,934,125
  150,000   *   Norwood Promotional Products, Inc. - Supplies custom imprinted promotional products ................     2,550,000
  300,000   *   Outlook Group Corp. - Printing/packaging/dist. of sports cards, food and printing (Note 5) .........     1,875,000
  175,000   *   Varitronic Systems, Inc. - Develops electronic print-on-tape lettering systems (Note 5) ............     1,881,250
                                                                                                                      ------------
                                                                                                                        24,010,715
                MEDICAL PRODUCTS - 4.5%
  450,000   *   Aequitron Medical, Inc. - Home health care and hospital products (Note 5) ..........................     3,431,250
  181,200       Allied Healthcare Products, Inc. - Medical gas and respiratory therapy equipment ...................     2,899,200
  200,000   *   Gish Biomedical, Inc. - Devices for use in cardiovascular and orthopedic surgery (Note 5) ..........     1,550,000
  325,000   *   Hauser Chemical Research, Inc. - Processes chemicals for use in drugs ..............................     1,462,500
  500,000   *   MDT Corp. - Develops, mfgs., markets and services sterility assurance systems (Note 5) .............     2,437,500
  375,000   *   Marquette Electronics, Inc. (Class A) - Mfg. of medical electronic monitoring equipment ............     7,593,750
  264,000   *   Maxxim Medical, Inc. -  Diversified medical products manufacturer and supplier .....................     4,422,000
  243,700   *   Medical Graphics Corp. - Computerized diagnostic systems for heart and lung disease (Note 5) .......     1,203,269
  341,000       Mentor Corp. - Produces implantable medical devices and disposable devices .........................     7,843,000
  300,000   *   OEC Medical Systems, Inc. - Manufactures computer based medical instruments ........................     2,925,000
  428,000   *   Orthologic Corp. -  Develops noninvasive therapeutic bone growth stimulation devices (Note 5) ......     6,206,000
 (28,000)   *   Orthologic Corp. - .................................................................................     (406,000)
  438,000   *   Rehabilicare, Inc. - Electromedical rehab. and pain management products (Note 5) ...................     1,587,750
  540,000   *   Sullivan Dental Products, Inc. - Consumable dental supplies, equipment to dentists (Note 5) ........     5,130,000
  400,000       Sterile Concepts Holdings - Produces surgical and clinical custom procedure trays (Note 5) .........     5,800,000
                                                                                                                      ------------
                                                                                                                        54,085,219
                RETAIL - 6.5%
  550,000   *   Action Industries, Inc. - Merchandising programs (Note 5) ..........................................       343,750
  206,900   *   Amrion, Inc. - Markets dietary supplements and other consumer products .............................     2,146,580
  450,000   *   Dairy Mart Convenience Stores, Inc. (Class A) - Over 1,000 convenience stores (Note 5) .............     2,531,250
  900,000   *   Damark International, Inc. (Class A) - Direct marketer of brand name merchandise (Note 5) ..........     6,750,000
  978,200   *   Designs, Inc. - Operates 120 specialty retail stores selling Levi Strauss & Co. apparel (Note 5)....     6,847,400
  290,000   *   Duckwall-ALCO Stores, Inc. - Discount retailer in central United States (Note 5) ...................     2,972,500
  200,000   *   Funco, Inc. - Interactive home entertainment from purchase and resale of video games ...............       575,000
1,200,600   *   Gibson Greetings, Inc. - Greeting cards and wrapping paper (Note 5) ................................    19,209,600
  720,000   *   Harmony Brook, Inc. - Water filtering equipment (Note 5) ...........................................       630,000
  365,000   *   HealthRite, Inc. - Vitamins, dietary supplements, nutrition and personal care products (Note 5).....       730,000
  850,000       Hi-Lo Automotive, Inc. - Retails automotive replacement parts (Note 5) .............................  $  4,356,250


                             HEARTLAND VALUE FUND
                     (A SERIES OF HEARTLAND GROUP, INC.)
             SCHEDULE OF INVESTMENTS (CONT'D) * DECEMBER 31, 1995

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     QUOTED
  SHARES                                                                                                          MARKET VALUE
  HELD          COMMON STOCKS [CONT'D]                                                                              NOTE 1(a)
-------------------------------------------------------------------------------------------------------------------------------
                RETAIL - [CONT'D]
  322,900   *   Oneita Industries, Inc. - Manufactures and sells high quality blank t-shirts for screenprinting ..    $   2,098,850
  400,000   *   Roberds, Inc. - Operates retail outlets of home furnishing products (Note 5) .....................        3,600,000
  785,800       Shopko Stores, Inc. - Regional discount store concentrated in the upper Midwest ..................        8,840,250
  700,000   *   Sports & Recreation, Inc. - Sells sporting goods in "Sports Unlimited" superstores ...............        4,987,500
  516,000   *   Supercuts, Inc. - Nationwide franchiser of haircare stores .......................................        4,128,000
  366,500   *   Trak Auto Corp. - Retail auto parts stores (Note 5) ..............................................        5,589,125
   25,000       Weyco Group, Inc. - Manufacturer and retailer of quality shoes ...................................          937,500
                                                                                                                       ------------
                                                                                                                         77,273,555
                TECHNOLOGY - 4.8%
1,000,000   *   Aura Systems, Inc. - Manufacturer of electronic components and audio loudspeakers .................       5,625,000
   50,000   *   BancTec, Inc. - Manufacturer of computerized check processing systems .............................         925,000
  280,000   *   CSP, Inc. - Manufacturer of array processors to enhance computer speed (Note 5) ...................       2,520,000
1,600,000   *   Computer Products, Inc. - Manufactures products for industrial data processing (Note 5) ...........      18,400,000
( 100,000)  *   Computer Products, Inc. ...........................................................................      (1,150,000)
  350,000   *   Effective Management Systems, Inc. - Integrated business management software (Note 5) .............       1,575,000
   75,000   *   FDP Corp. - Sells and supports computer applications software systems .............................         590,625
  500,000   *   GBC Technologies, Inc. - National wholesaler of microcomputer products (Note 5) ...................       4,593,750
  653,100   *   IEC Electronics Corp. - Complex printed circuit boards and electronic products (Note 5) ...........       5,714,625
  175,000   *   Mizar, Inc. - Manufactures computer subsystems used in real-time image processing .................       1,487,500
  280,000       Netframe Systems, Inc. -Specialized computer systems for local area networks ......................       1,487,500
  515,000   *   Odetics, Inc. (Class A) - Intelligent machines to collect digital and analog data (Note 5) ........       4,377,500
  249,400   *   Perle Systems, Ltd - Designs proprietary data communication networking hardware and software ......       1,247,000
  320,000   *   PolyVision Corp. - Custom designed display products for schools, banks and offices ................         660,000
  424,400       Quixote Corp. - Manufactures compact and optical discs (Note 5) ...................................       3,289,100
  500,000       Technology Research Corp. - Devices for electric power distribution (Note 5) ......................       2,000,000
  335,000   *   Zytec Corp. - Designs and manufactures custom electronic power supplies (Note 5) ..................       3,852,500
                                                                                                                       ------------
                                                                                                                         57,195,100
                TRANSPORTATION - 1.2%
  500,000   *   Amtran, Inc. - Provides charter and selective scheduled airline services to leisure travelers .....       6,375,000
  212,000   *   Marten Transport, Ltd. - Long-haul refrigerated motor carrier (Note 5) ............................       3,498,000
  150,000       MTL, Inc. - Transports industrial chemicals and bulk food products by tank truck ..................       2,100,000
  294,700   *   Trism, Inc. - Trucking co. carrying heavy machinery, explosives, radioactive materials (Note 5) ...       1,768,200
                                                                                                                       ------------
                                                                                                                         13,741,200
                                                                                                                       ------------
                TOTAL COMMON STOCKS (Cost $797,010,288) ............................................................   $945,566,454

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   QUOTED
     SHARES                                                                                                        MARKET VALUE
       HELD    PREFERRED STOCK - 0.2%                                                                              NOTE 1 (a)
-------------------------------------------------------------------------------------------------------------------------------
3,330,000  *   Automated Security Holdings 6.0% - Sells and services electrical security systems..................   $   2,422,908
                                                                                                                     -------------
               TOTAL PREFERRED STOCK (Cost $1,982,004)............................................................   $   2,422,908

                             HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
             SCHEDULE OF INVESTMENTS (CONT'D) - DECEMBER 31, 1995



                                                                                                                     QUOTED
        PAR                                                                                                        MARKET VALUE
     AMOUNT  CORPORATE BONDS - 0.6%                                COUPON              MATURITY                    NOTE 1 (a)
-------------------------------------------------------------------------------------------------------------------------------
 $6,335,000  Engle Homes ........................................  11.750%            12/15/2000                     $6,113,275
    400,000  Fort Bend Holding Corp .............................   8.000             12/01/2005                        400,000
  1,000,000  Professional Bancorp ...............................   8.500             03/01/2004                      1,053,750
                                                                                                                     ----------
             TOTAL BONDS (Cost $7,339,338) ......................................................................    $7,567,025


                                                                                                                     QUOTED
        PAR                                                                                                        MARKET VALUE
     AMOUNT  SHORT-TERM INVESTMENTS - 19.3%                        COUPON              MATURITY                    NOTE 1 (a)
-------------------------------------------------------------------------------------------------------------------------------
             U.S TREASURY SECURITIES - 16.4%
$50,000,000  U.S. Treasury Bill .................................   0.000%            01/04/1996                  $  49,978,083
 50,000,000  U.S. Treasury Note .................................   7.750             03/31/1996                     50,312,500
 45,000,000  U.S. Treasury Note .................................   0.000             05/02/1996                     44,248,275
 50,000,000  U.S. Treasury Note .................................   7.250             11/30/1996                     50,875,000
                                                                                                                  -------------
                                                                                                                    195,413,858
             DISCOUNT NOTES - 2.7%
 32,000,000  Federal National Mortgage Association ..............   5.650             01/19/1996                     31,909,600
                                                                                                                  -------------
                                                                                                                     31,909,600
             VARIABLE RATE DEMAND NOTES - 0.2%
  2,587,000  Warner Lambert Company .............................   5.458             01/02/1996                      2,587,000
                                                                                                                  -------------
                                                                                                                      2,587,000
                                                                                                                  -------------
             TOTAL SHORT-TERM INVESTMENTS (Cost $229,125,470) ...................................................   229,910,458
             TOTAL INVESTMENTS  - 99.5% (Cost $1,035,457,100)(+) ................................................$1,185,466,845
                                                                                                                  =============


                                                                                                                     QUOTED
                                                                                                                  MARKET VALUE
   SHARES    SHORT SALES                                                                                           NOTE 1 (a)
-------------------------------------------------------------------------------------------------------------------------------
     55,600  Fedders Corporation - Air conditioner manufacturer that publicly announced a pending
             merger with Nycor, Inc., a portfolio holding .......................................................      $319,700
                                                                                                                     ----------
             TOTAL SHORT SALES (proceeds $323,755) Note 1(f) ....................................................      $319,700
                                                                                                                     ==========


* Non-income producing security.
(+) Percentages for the various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.

                              HEARTLAND VALUE FUND
                      (A Series of Heartland Group, Inc.)
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995

ASSETS
     Investments in securities, at quoted market value
         -non-affiliated companies (Cost $627,915,653) ...........................................................   $721,758,142
         -affiliated companies (Cost $407,541,447) (Note 5) ......................................................    463,708,703
     Cash ........................................................................................................        223,038
     Receivable from fund shares sold ............................................................................      1,893,265
     Receivable from investments sold short ......................................................................      6,725,621
     Accrued dividends and interest ..............................................................................      1,835,705
                                                                                                                    -------------
          Total assets ...........................................................................................  1,196,144,474
                                                                                                                    -------------
LIABILITIES
     Securities sold short, at current market value (proceeds $323,755) ..........................................        319,700
     Payable for investments purchased ...........................................................................      4,428,510
     Payable for fund shares redeemed ............................................................................        334,569
     Payable to transfer agent ...................................................................................        135,687
                                                                                                                    -------------
          Total liabilities ......................................................................................      5,218,466
                                                                                                                    -------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES
($.001 par value, 100,000,000 shares authorized, 42,613,011 shares outstanding) .................................. $1,190,926,008
                                                                                                                    =============
NET ASSET VALUE PER SHARE
Net asset value, offering price and redemption price per share ($.001 par value, 100,000,000
shares authorized [$1,190,926,008/42,613,011 shares outstanding]) ................................................         $27.95
                                                                                                                    =============


                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995

INVESTMENT INCOME:
    Interest ......................................................................................................   $11,775,742
    Dividends-non affiliated companies ............................................................................     3,291,569
    Dividends-affiliated companies (Note 5) .......................................................................     1,261,331
                                                                                                                    -------------
        Total investment income ...................................................................................    16,328,642
                                                                                                                    -------------
EXPENSES:
    Management fees (Note 2) ......................................................................................     6,452,487
    Distribution fees (Note 2) ....................................................................................     2,150,829
    Transfer agent fees ...........................................................................................     1,317,437
    Postage .......................................................................................................       348,154
    Custodian fees ................................................................................................       212,465
    Registration fees .............................................................................................       181,496
    Printing and communications ...................................................................................       177,374
    Legal fees ....................................................................................................       107,378
    Audit fees ....................................................................................................        35,064
    Directors' fees ...............................................................................................         2,400
    Other operating expenses ......................................................................................        64,882
                                                                                                                    -------------
        Total expenses ............................................................................................    11,049,966
                                                                                                                    -------------
    Net investment income .........................................................................................     5,278,676
                                                                                                                    -------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS-NET:
    NET REALIZED GAINS ON INVESTMENTS - non-affilated companies ...................................................    59,587,372
    NET REALIZED LOSSES ON INVESTMENTS - affiliated companies (Note 5) ............................................    (4,540,550)
    NET REALIZED GAINS ON INVESTMENTS - short sales (Note 1(f)) ...................................................     1,697,453
                                                                                                                    -------------
    TOTAL NET REALIZED GAINS ON INVESTMENTS .......................................................................    56,744,275
    NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ........................................................   135,718,470
                                                                                                                    -------------
        NET GAINS ON INVESTMENTS ..................................................................................   192,462,745
                                                                                                                    -------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................................  $197,741,421
                                                                                                                    =============


The accompanying notes to financial statements are an integral part of these statements.

                              HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


--------------------------------------------------------------------------------------------------------------------------
                                                                                              1995              1994
                                                                                              ----              ----
OPERATIONS:
   Net investment income (loss) ....................................................... $    5,278,676      $ (1,368,715)
   Net realized gains on investments ..................................................     56,744,275        13,857,139
   Net increase in unrealized appreciation (depreciation) on investments ..............    135,718,470       (10,922,622)
                                                                                        --------------      --------------
     Net increase in net assets resulting from operations .............................    197,741,421         1,565,802
                                                                                        --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income
   ($.13 per share and $.00 per share, respectively) ..................................     (5,278,676)                0
   Distributions from net realized gains on investments ($1.40 and $.88
   per share, respectively) ...........................................................    (56,744,275)      (12,488,424)
                                                                                        --------------      --------------
      Total distributions .............................................................    (62,022,951)      (12,488,424)
                                                                                        --------------      --------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (31,485,987 and 7,982,846 shares, respectively) ........    818,599,002       189,998,842
   Net asset value of shares issued in reinvestment of distributions from net investment income and net realized gains (2,044,105 and 495,466 shares,
   respectively) ......................................................................     56,699,525        11,004,728
   Cost of shares redeemed (5,853,677 and 1,575,199 shares, respectively) .............   (159,455,377)      (37,234,761)
                                                                                        --------------      --------------
        Net increase in net assets derived from Fund share activities .................    715,843,150       163,768,809
                                                                                        ==============      ==============

   TOTAL INCREASE .....................................................................    851,561,620       152,846,187

NET ASSETS AT THE BEGINNING OF THE YEAR ...............................................    339,364,388       186,518,201
                                                                                        --------------      --------------

NET ASSETS AT THE END OF THE YEAR (Note 4) ............................................ $1,190,926,008      $339,364,388
                                                                                        ==============      ==============




                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------------------------------------------------
For the year ended December 31                                    1995       1994      1993     1992     1991
Net asset value, beginning of year ................              $22.72    $23.22    $20.41   $16.06    $11.32
Income from investment operations:
     Net investment income (loss) .................                0.13     (0.09)    (0.12)   (0.09)    (0.08)
     Net realized and unrealized
     gains (losses) on investments ................                6.63      0.47      3.95     6.91      5.66
                                                                 ------    ------    ------   ------    ------
     Total from investment operations .............                6.76      0.38      3.83     6.82      5.58
Less distributions:
     Dividends from net investment income .........               (0.13)       --        --       --        --
     Distributions from net realized gains ........               (1.40)    (0.88)    (1.02)   (2.47)    (0.84)
                                                                 ------     ------    ------   ------    ------
     Total distributions ..........................               (1.53)    (0.88)    (1.02)   (2.47)    (0.84)
Net asset value, end of year ......................              $27.95    $22.72    $23.22   $20.41    $16.06
                                                                 =======   =======   =======   ======   =======
Total Return (1) ..................................               29.8%      1.7%     18.8%    42.5%     49.4%
Supplemental data and ratios:
     Net assets, end of period (in thousands) .....          $1,190,926  $339,364  $186,518  $48,391   $29,880
     Ratio of total expenses to average net assets.               1.29%     1.39%     1.51%    1.48%     1.69%
     Ratio of net investment income
      (loss) to average net assets ................               0.61%   (0.52)%   (0.71)%  (0.49)%   (0.54)%
     Portfolio turnover rate ......................                 31%       35%       51%      76%       79%

 (1) Contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.
 The accompanying notes to financial statements are an integral part of these statements.

                              HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
              NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

(1)  Summary of Significant Accounting Policies.

     The Heartland Value Fund ("The Fund") is a separate series of Heartland Group, Inc. The assets and liabilities of each portfolio of Heartland Group, Inc. are segregated with a shareholder's interest limited to the portfolio in which the shareholder owns shares. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in small company stocks selected on a value basis. The following is a summary of significant accounting policies of the Fund:

     (a) Securities for which exchange quotations are readily available are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities for which exchange quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Net realized gains and losses on investments are computed on the specific identification cost method. Short-term investments are recorded at cost which approximates market.

     (b) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Net investment income and undistributed capital gains are distributed to shareholders annually and recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified to paid-in capital in excess of par value.

     (d) The Fund records security transactions at cost no later than the first business day after the trade date. The cost amount as reflected in the Schedule of Investments is the same for Federal income tax purposes.

     (e) The Fund may enter into futures contracts to provide protection against adverse movements in the prices of securities in the portfolio. Upon entering into futures contracts, the Fund pledges to the broker stock or U.S. government securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render the portfolio's hedging strategy unsuccessful. No futures contracts were open on December 31, 1995.

     (f) The Fund may engage in "short sales against the box", transactions which involve selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future. Similarly, the Fund may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror. These techniques are intended to hedge protectively against anticipated declines in the market price of the Fund's portfolio securities or to defer any unrealized gain.

                             HEARTLAND VALUE FUND
                     (A SERIES OF HEARTLAND GROUP, INC.)
         NOTES TO FINANCIAL STATEMENTS - [CONT'D] - DECEMBER 31, 1995

     (g) The Fund may write covered call options that are traded on recognized U.S. exchanges with respect to specific securities owned, to enhance Fund income to the extent of the premium received. A written covered call option provides the holder of the option the right to buy the security at a fixed price for a stated period of time; therefore, the specific Fund would not realize any appreciation on the security above the option price. During 1995 the fund held options that were sold against Damark International, Inc. (Class A). As of December 31, 1995 the fund had no open option positions. A rollforward of option activity is as follows:

                                           Number
                                        of contracts  Premium Amount
                                        ------------  --------------
            Balance, January 1, 1995             255        $ 51,485
            Options opened                         0               0
            Options expired                     (255)        (51,485)
            Options exercised                      0               0
                                               -----         -------
            Balance, December 31, 1995             0              $0
                                               =====         =======



     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(2)  INVESTMENT ADVISOR, MANAGEMENT AGREEMENT AND TRANSACTION WITH RELATED
     PARTIES.

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, the Fund will pay the Advisor a monthly management fee at the annual rate of .75% of the daily net asset value of the Fund.

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor") with whom certain officers and directors of the Fund are affiliated. The Plan requires the Fund to pay the Distributor a quarterly distribution fee on an annual basis up to .25% of its daily net assets. In addition, for the year ended December 31, 1995, the Distributor received $205,943 from investors representing commissions for Fund share redemptions and $438,094 from the Fund for brokerage fees on the execution of purchases and sales of portfolio investments.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Fund has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.


(3)  INVESTMENT TRANSACTIONS.

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of investment securities (excluding short-term securities) were $767,414,514 and $213,379,582 respectively, of which sales and purchases of U.S. government and government agency obligations were $75,716,406 and $5,175,781, respectively.

                             HEARTLAND VALUE FUND

                      (A SERIES OF HEARTLAND GROUP, INC.)
         NOTES TO FINANCIAL STATEMENTS - [CONT'D] - DECEMBER 31, 1995

4)   SOURCES OF NET ASSETS.


As of December 31, 1995, the sources of net assets were as follows:
Fund shares issued and outstanding ....................................                            $1,040,912,208
Net unrealized appreciation on investments ............................                               150,013,800
                                                                                                   --------------
                                                                                                   $1,190,926,008
                                                                                                   ==============
Aggregate gross unrealized appreciation (depreciation) as of
December 31, 1995, based on investment cost for Federal income tax purposes is as follows:

Aggregate gross unrealized appreciation ...............................                              $199,068,835
Aggregate gross unrealized depreciation ...............................                              (49,055,035)
                                                                                                   --------------
Net unrealized appreciation on investments ............................                              $150,013,800
                                                                                                   ==============



(5)  TRANSACTIONS WITH AFFILIATES.

     The following companies are affiliated with the Fund; that is, the Fund holds 5% or more of the outstanding voting securities. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

                                                 Share                                    Share                 Realized
                                              Balance at                                Balance at   Dividends   Gain
        Security Name                       Dec. 31, 1994    Purchases         Sales   Dec. 31, 1995  Received   (Losses)
-----------------------------------------------------------------------------------------------------------------------------
Action Industries, Inc.                          550,000              0              0      550,000         $0         $0
Aequitron Medical, Inc.                          470,000              0         20,000      450,000          0    105,413
Allwaste, Inc                                          0      2,843,300              0    2,843,300          0          0
Alpine Group, Inc.                               160,000        840,000              0    1,000,000          0          0
American Educational Products, Inc.              405,000              0              0      405,000          0          0
American Oilfield Divers, Inc.                         0        500,000              0      500,000          0          0
Amwest Insurance Group, Inc.                     100,000        100,000              0      200,000     70,180          0
Astec Industries, Inc.                           214,000        786,000              0    1,000,000          0          0
Badger Meter, Inc.                                30,000         70,000              0      100,000     58,065          0
Baldwin Piano & Organ Company                    250,900         89,100         15,000      325,000          0    (58,125)
Beverly Bancorporation                            26,025(1)      16,000              0       42,025     58,065          0
Biosys, Inc.                                     430,000        731,000        161,000    1,000,000          0   (613,994)
Buckhead America Corp.                            50,000         66,000              0      116,000          0          0
Caretenders Healthcorp                                 0        243,900              0      243,900          0          0
Clayton Williams Energy, Inc.                    200,000        405,000        100,000      505,000          0   (779,600)
Cliffs Drilling Company                          142,000        218,000              0      360,000          0          0
Cobra Electronics, Inc.                          305,000        176,000              0      481,000          0          0
Computer Products, Inc.                        1,600,000              0              0    1,600,000          0          0
Conservative Savings Corp.                       100,000              0              0      100,000     12,000          0
CSP, Inc.                                        183,800         96,200              0      280,000          0          0
Dairy Mart
 Convenience Stores, Inc. (Class A)              399,250         50,750              0      450,000          0          0
Damark International, Inc. (Class A)             210,000        690,000              0      900,000          0          0
Designs, Inc.                                          0        978,200              0      978,200          0          0
Devlieg-Bullard, Inc.                            577,500        125,000         10,000      692,500          0     11,100
Duckwall-ALCO Stores, Inc.                             0        290,000              0      290,000          0          0
ECC International Corp.                          450,000         54,900              0      504,900          0          0
Effective Management Systems, Inc.               107,500        250,000          7,500      350,000          0       (938)
Engle Homes, Inc.                                241,400        258,600              0      500,000     66,312          0
ERC Industries, Inc.                             675,000        162,700              0      837,700          0          0
Evergreen Resources, Inc.                        298,000        315,500         95,000      518,500          0   (459,375)
First Federal of Alabama                          67,800              0              0       67,800     36,612          0
GBC Technologies, Inc.                                 0        500,000              0      500,000          0          0
Gehl Company                                      55,000        256,500              0      311,500          0          0
Gibson Greetings, Inc.                           151,200      1,049,400              0    1,200,600          0          0
Gish Biomedical, Inc.                            200,000              0              0      200,000          0          0
Greiner Engineering, Inc.                              0        356,600              0      356,600          0          0
GZA GeoEnvironmental Tech., Inc.                 121,000        242,300              0      363,300          0          0
Hallmark Capital Corp.                            91,000         14,000              0      105,000          0          0
Hallwood Consolidated Resources                   50,000(2)      50,000              0      100,000          0          0
Harmony Brook, Inc.                              445,500        274,500              0      720,000          0          0

                              HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
          NOTES TO FINANCIAL STATEMENTS - [CONT'D] - DECEMBER 31, 1995

                                                      Share                                    Share                    Realized
                                                   Balance at                                Balance at    Dividends      Gain
      Security Name                              Dec. 31, 1994      Purchases     Sales    Dec. 31, 1995   Received     (Losses)
---------------------------------------------------------------------------------------------------------------------------------
Health Power, Inc.                                     72,300         170,100          0      242,400    $       0   $         0
HealthRite, Inc.                                            0         365,000          0      365,000            0             0
 (formerly Vitamin Specialties Corp.)
High-Lo Automotive, Inc                                     0       1,050,000    200,000      850,000            0    (1,041,039)
Hooper Holmes, Inc.                                         0         424,900          0      424,900       10,249             0
Hospital Staffing Services, Inc.                      460,000         176,000     16,000      620,000            0       (11,134)
ICN Pharmaceuticals, Inc.                             720,166 (3)   1,379,839          0    2,100,005      483,625             0
IEC Electronics Corp.                                       0         653,100          0      653,100            0             0
International Colin Energy Corp.                      357,000         864,900    151,900    1,070,000            0      (909,560)
Iwerks Entertainment, Inc.                                  0       1,000,000          0    1,000,000            0             0
LCS Industries, Inc.                                  368,500 (4)           0          0      368,500            0             0
Luminart, Inc.                                        600,000       1,067,500    367,500    1,300,000            0     1,241,603
Marten Transport, Ltd.                                212,000               0          0      212,000            0             0
MDT Corp.                                             641,400               0    141,400      500,000            0      (331,193)
Meadowbrook Rehab. Group, Inc.                        481,500          51,000          0      532,500            0             0
Medalist Industries, Inc.                             380,000               0          0      380,000            0             0
Medical Graphics Corp.                                136,500         108,200      1,000      243,700            0          (375)
Metropolitan Bancorp                                  227,700          99,400          0      327,100            0             0
MFRI, Inc.                                                  0         300,000          0      300,000            0             0
Mid American Waste Systems, Inc.                      923,300       1,826,700          0    2,750,000            0             0
M/A/R/C, Inc.                                         269,000               0          0      269,000            0             0
MYR Group, Inc.                                       220,000 (5)      40,000          0      260,000            0             0
 (formerly L.E. Myers Company Group)
Norstan, Inc.                                         210,000          66,000          0      276,000            0             0
Northstar Universal, Inc.                             185,000         515,000          0      700,000            0             0
Northwest Equity Corp.                                      0         100,000          0      100,000       24,000             0
NYCOR, Inc.                                           546,400         182,200          0      728,600            0             0
Odetics, Inc. (Class A)                               100,000         415,000          0      515,000            0             0
Orthologic Corp.                                      155,000         353,000     80,000      428,000            0       465,437
Outlook Group Corp.                                    50,500         249,500          0      300,000            0             0
Payco American Corp.                                  200,000         743,000          0      943,000            0             0
Peoples Telephone Company, Inc.                       200,000       1,600,000    300,000    1,500,000            0      (468,956)
Picom Insurance Company                                     0         185,700          0      185,700            0             0
Powell Industries, Inc.                               372,700         227,300          0      600,000            0             0
Presidential Life Corp.                             1,279,500         420,500          0    1,700,000      160,590             0
Psicor, Inc.                                          294,900          18,600          0      313,500            0             0
Quantum Health Resources, Inc.                              0         916,500          0      916,500            0             0
Quixote Corp.                                               0         424,400          0      424,400       57,750             0
Ramsay Health Care, Inc.                              111,000         839,000    430,000      520,000            0      (742,321)
Redwood Empire Bancorp                                104,900         149,100     30,000      224,000            0       (61,855)
Rehabilicare, Inc.                                    350,000          88,000          0      438,000            0             0
Rexworks, Inc.                                        175,500          20,000     10,000      185,500            0       (36,875)
Roberds, Inc.                                          79,500         320,500          0      400,000            0             0
Schult Homes Corp.                                    232,400         117,600          0      350,000       49,256             0
Sifco Industries, Inc.                                      0         266,300          0      266,300            0             0
Specialty Paperboard, Inc.                            250,000               0          0      250,000            0             0
Star Multi Care Services, Inc.                         90,748 (6)     123,054          0      213,802            0             0
Starcraft Corporation                                 350,000          75,000    109,500      315,500            0      (558,811)
Sterile Concepts Holdings                                   0         400,000          0      400,000       45,700             0
Sterling Financial Corp.                              275,000 (7)           0          0      275,000            0             0
St. Mary Land & Exploration                                 0         490,000          0      490,000       19,176             0
Sullivan Dental Products, Inc.                              0         540,000          0      540,000            0             0
Summit Family Restaurant, Inc.                        120,000         310,000          0      430,000            0             0
 (formerly JB's Restaurants, Inc.)
Sunrise Resources                                     202,500         197,500          0      400,000            0             0
     (formerly Sunrise Leasing Corp.)
Technology Research Corp.                             166,667 (8)     333,333          0      500,000       68,517             0
Timber Lodge Steakhouse, Inc.                         200,000         150,000    100,000      250,000            0      (325,000)
 (formerly Q-Steaks, Inc.)
Toastmaster, Inc.                                     325,000         266,400          0      591,400       41,234             0
Todhunter International, Inc.                          82,000         425,500     17,500      490,000            0        83,825
Total Tel USA Communication, Inc.                     110,000          34,500          0      144,500            0             0



                              HEARTLAND VALUE FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
         NOTES TO FINANCIAL STATEMENTS - [CONT'D] - DECEMBER 31, 1995



                                           Share                                    Share                      Realized
                                         Balance at                               Balance at    Dividends        Gain
      Security Name                    Dec. 31, 1994       Purchases     Sales  Dec. 31, 1995   Received       (Losses)
Trak Auto Corp.                             350,000          16,500           0    366,500    $        0     $         0
Transworld Bancorp                          141,020(9)          400           0    141,420             0               0
Trimark Holdings, Inc.                      350,000          50,000           0    400,000             0               0
Trism, Inc.                                  25,000         306,700      37,000    294,700             0         (48,777)
UNC, Inc.                                   450,000         650,000           0  1,100,000             0               0
Universal Seismic, Inc.                     275,000          95,000           0    370,000             0               0
URS Corp.                                         0         700,100           0    700,100             0               0
Varitronic Systems, Inc.                    158,000          17,000           0    175,000             0               0
Vectra Technologies, Inc.                   100,000         600,000           0    700,000             0               0
Westbridge Capital Corp.                          0         500,000           0    500,000             0               0
Windmere Corp.                              150,000         772,500           0    922,500             0               0
Zytec Corp.                                  79,100         255,900           0    335,000             0               0
                                                                                               ---------      -----------
                                                                                               1,261,331      (4,540,550)
                                                                                               =========      ===========

(1)  Adjusted for 5% stock dividend
(2)  Adjusted for 1 for 10 reverse stock split
(3)  Adjusted for 1.40%, 1.70%, 1.22% and 1.25% stock dividends
(4)  Adjusted for 10% stock dividend and 2 for 1 stock split
(5)  Adjusted for 4 for 3 stock split
(6)  Adjusted for 6% and 6% stock dividend
(7)  Adjusted for 10% stock dividend
(8)  Adjusted for 1 for 3 reverse stock split
(9)  Adjusted for 2 for 1 stock split

                         HEARTLAND VALUE & INCOME FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
                 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995



------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    QUOTED
SHARES                                                                                                           MARKET VALUE
HELD       COMMON STOCKS - 41.9%                                                                                   NOTE 1 (a)
------------------------------------------------------------------------------------------------------------------------------
           BANKS AND SAVINGS & LOANS - 1.8%
  25,000   Teche Holding Company - Holding company for Teche Federal Savings Bank ............................. $  343,750
                                                                                                                ----------
                                                                                                                   343,750
           ENTERTAINMENT - 1.7%
  50,000   Intrav, Inc. - Designs, markets and operates escorted, international travel programs ...............    337,500
                                                                                                                ----------
                                                                                                                   337,500
           HEALTH CARE -  2.7%
 100,000 * Nova Care, Inc. - Provides contract rehabilitation services to health care institutions ............    512,500
                                                                                                                ----------
                                                                                                                   512,500
           MANUFACTURING - 8.5%
  35,000   Rouge Steel Company (Class A) - Hot rolled, cold rolled and electrogalvanized sheet steel ..........    831,250
  24,000   Toro Company - Consumer and commercial lawn and snow removal equipment .............................    789,000
                                                                                                                ----------
                                                                                                                 1,620,250
           RETAIL -  9.4%
  60,000 * Gibson Greetings, Inc. - Manufacturer and retailer of greeting cards and wrapping paper ............    960,000
  75,000   Shopko Stores, Inc. - Regional discount store concentrated in the upper Midwest ....................    843,750
                                                                                                                ----------
                                                                                                                 1,803,750
           TECHNOLOGY - 11.1%
  80,000 * Data General Corp. -  General purpose computer and communication systems ...........................  1,100,000
  30,000 * Storage Technology Corp. - Manufactures computer information systems ...............................    716,250
  25,000   Technalysis Corp. - Computer software analysis, design and programming services ....................    300,000
                                                                                                                ----------
                                                                                                                 2,116,250
           UTILITY - 6.7%
  25,000   Minnesota Power & Light Company - Electric service in central and northern MN. .....................    709,375
  25,000   Montana Power Company - Provides electricity and gas throughout Montana ............................    565,625
                                                                                                                ----------
                                                                                                                 1,275,000
                                                                                                                ----------
           TOTAL COMMON STOCKS - (Cost $7,355,069) ............................................................ $8,009,000


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    QUOTED
SHARES                                                                                                           MARKET VALUE
HELD       PREFERRED STOCKS - 8.6%                                                                                 NOTE 1 (a)
------------------------------------------------------------------------------------------------------------------------------
  37,500   Callon Petroleum Company - Interests in 1,500 oil wells ............................................ $1,040,625
   5,000   Lomak Petroleum Company - Natural gas producer .....................................................    137,500
  28,000   NYCOR, Inc. - Manufactures components for heating  and cooling systems .............................    476,000
                                                                                                                ----------
           TOTAL PREFERRED STOCKS - (Cost $1,467,555) ......................................................... $1,654,125

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    QUOTED
PAR                                                                                                              MARKET VALUE
AMOUNT     BONDS - 30.9%                                                              COUPON        MATURITY       NOTE 1 (a)
------------------------------------------------------------------------------------------------------------------------------
           CONVERTIBLE BONDS - 18.1%
$500,000   Chock Ful O' Nuts Corp. -
           Coffees, teas, shell peanuts and peanut products .........................  8.000%      09/15/2006   $  470,000
 500,000   Hector Communication Corp. -
           Rural telephone exchange companies in WI & MN ............................  8.500       02/15/2002      500,000
 630,000   ICN Pharmaceuticals, Inc. -
           Develops, mfg. pharmaceutical/nutritional products .......................  8.500       11/15/1999      686,700
 121,000   Medalist Industries, Inc. - Produces industrial fasteners ................  7.500       07/01/2001      104,060
 500,000   Professional Bancorp, Inc. -
           Bank holding company, commercial banking .................................  8.500       03/01/2004      526,875

                         HEARTLAND VALUE & INCOME FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
            SCHEDULE OF INVESTMENTS - [CONT'D] - DECEMBER 31, 1995



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        QUOTED
PAR                                                                                                                   MARKET VALUE
AMOUNT        BONDS - [CONT'D]                                               COUPON         MATURITY                   NOTE 1 (a)
----------------------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE BONDS - [CONT'D]
$  750,000    Quantum Health Resources, Inc. -
              Deliver alternate site therapies and services ................  4.750%        10/01/2000                 $  532,500
   570,000    Sierra Tahoe Bancorp -
              Holding co. for Truckee River Bank in Lake Tahoe, CA .........  8.500         02/01/2004                    638,400
                                                                                                                       -----------
                                                                                                                        3,458,535
              CORPORATE BONDS - 12.8%
   525,000    ADT, Ltd. - Electronic security systems and auto auctions ....  9.250         08/01/2003                    560,437
   825,000    Engle Homes, Inc. - FL homebuilder and developer ............. 11.750         12/15/2000                    796,125
   600,000    Regency Health Services, Inc. -
              Operator of health care facilities primarily in CA ...........  9.875         10/15/2002                    595,500
   500,000    UNC, Inc. - Mfg. engine and airframe parts ...................  9.125         07/15/2003                    490,000
                                                                                                                       -----------
                                                                                                                        2,442,062
                                                                                                                       -----------
              TOTAL BONDS - (Cost $5,740,064) ......................................................................   $5,900,597

----------------------------------------------------------------------------------------------------------------------------------
PAR                                                                                                                      AT COST
AMOUNT        SHORT-TERM INVESTMENTS - 14.3%                                 COUPON          MATURITY                   NOTE 1 (a)
----------------------------------------------------------------------------------------------------------------------------------
              DISCOUNT NOTES - 10.5%
$2,000,000    Federal Home Loan Mortgage Corporation ....................... 5.500%         01/03/1996                 $ 1,999,389
                                                                                                                       -----------
                                                                                                                         1,999,389
              VARIABLE RATE DEMAND NOTES - 3.8%
   475,000    Sara Lee Corporation ......................................... 5.467          01/02/1996                     475,000
   261,000    Warner-Lambert Company ....................................... 5.458          01/02/1996                     261,000
                                                                                                                       -----------
                                                                                                                           736,000
                                                                                                                       -----------
              TOTAL SHORT-TERM INVESTMENTS (Cost $2,735,389) .......................................................     2,735,389
                                                                                                                       -----------
              TOTAL INVESTMENTS - 95.7% (Cost $17,298,077)(Note 5)(+) ..............................................   $18,299,111
                                                                                                                       ===========


              *  Non-income producing security
              (+) Percentages for the various classifications relate to total net assets.

              The accompanying notes to financial statements are an integral part of this schedule.

                         HEARTLAND VALUE & INCOME FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
           STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------------
ASSETS:
          Investments in securities, at quoted market value (cost $17,298,077) .........  $18,299,111
          Cash .........................................................................      550,498
          Receivable from fund shares sold .............................................       25,088
          Receivable from securities sold ..............................................      100,214
          Accrued dividends and interest ...............................................      154,049
          Deferred organization expense (Note 3) .......................................       21,602
                                                                                          -----------
               Total assets ............................................................   19,150,562
                                                                                          -----------
LIABILITIES:
          Payable for fund shares redeemed .............................................          975
          Dividends payable ............................................................          941
          Payable for expenses .........................................................        3,539
          Payable to Distributor for distribution fees (Note 2) ........................          811
          Payable to Advisor for deferred organization expense (Note 3) ................       21,602
                                                                                          -----------
               Total liabilities .......................................................       27,868
                                                                                          -----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES
          ($.001 par value, 100,000,000 shares authorized, 1,712,269 shares outstanding)  $19,122,694
                                                                                          ===========
NET ASSET VALUE PER SHARE
          Net asset value and offering price per share ($.001 par value, 100,000,000
          shares authorized [$19,122,694/1,712,269 shares outstanding]) ................  $     11.17
                                                                                          ===========


                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDING DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
       Interest ........................................................................  $   504,178
       Dividends .......................................................................      290,670
                                                                                           ----------
           Total investment income .....................................................      794,848
                                                                                           ----------
EXPENSES:
       Management fees (Note 2) ........................................................      102,311
       Distribution fees (Note 2) ......................................................       36,684
       Transfer agent fees .............................................................       29,043
       Registration fees ...............................................................       17,624
       Amortization of organization expenses (Note 3) ..................................        7,626
       Custodian fees ..................................................................        6,809
       Postage .........................................................................        6,698
       Professional fees ...............................................................        6,301
       Printing and communications .....................................................        4,344
       Legal fees ......................................................................        3,600
       Directors' fees .................................................................        2,374
       Other operating expenses ........................................................        1,940
                                                                                           ----------
           Total expenses ..............................................................      225,354
                                                                                           ----------
       Net investment income ...........................................................      569,494
                                                                                           ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS-NET:
       NET REALIZED GAINS ON INVESTMENTS ...............................................      574,699
       NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ..........................    1,645,292
                                                                                           ----------
           NET GAINS ON INVESTMENTS ....................................................    2,219,991
                                                                                           ----------
       NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $2,789,485
                                                                                           ==========


The accompanying notes to financial statements are an integral part of these statements.

                        HEARTLAND VALUE & INCOME FUND
                     (A SERIES OF HEARTLAND GROUP, INC.)
                      STATEMENT OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDING DECEMBER 31, 1995 AND 1994


OPERATIONS:                                                                               1995               1994
    Net investment income ...........................................................  $  569,494          $394,088
    Net realized gains (losses) on investments ......................................     574,699          (146,073)
    Net increase in unrealized appreciation (depreciation)
     on investments .................................................................   1,645,292          (781,560)
                                                                                        ---------          --------
       Net increase (decrease) in net assets
         resulting from operations ..................................................   2,789,485          (533,545)
                                                                                        ---------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income ($.41 and $.41 per share, respectively).    (569,494)         (394,088)
    Distributions from net realized gains on investments
    ($.25 and $.00 per share, respectively) .........................................    (420,255)               --
                                                                                        ---------          --------
        Total distributions .........................................................    (989,749)         (394,088)
                                                                                        ---------          --------
FUND SHARE ACTIVITIES:
    Proceeds from shares issued (1,286,133 and 713,208
     shares, respectively) ..........................................................  14,200,423         7,378,306
    Net asset value of shares issued in reinvestment
     of distributions from net investment income and
     net realized gains (81,006 and 35,004 shares, respectively) ....................     892,309           345,799
    Cost of shares redeemed (691,990 and 267,351
     shares, respectively) ..........................................................  (7,653,916)       (2,723,314)
                                                                                        ---------          --------
        Net increase in net assets derived from Fund
         share activities ...........................................................   7,438,816         5,000,791
                                                                                        ---------          --------

    TOTAL INCREASE ..................................................................   9,238,552         4,073,158

NET ASSETS AT THE BEGINNING OF THE YEAR .............................................   9,884,142         5,810,984
                                                                                        ---------          --------
NET ASSETS AT THE END OF THE YEAR (Note 5) .......................................... $19,122,694        $9,884,142
                                                                                       ==========         =========



                              FINANCIAL HIGHLIGHTS
                                                     For the year
                                                   ended December 31    October 26, 1993 (1)
                                                   -----------------       through
                                                   1995        1994      Dec. 31, 1993
Net asset value, beginning of period .......       $9.53      $10.45       $10.00

Income from investment operations:
 Net investment income .....................        0.41        0.41         0.07
 Net realized and unrealized gains
   (losses) on investments .................        1.89       (0.92)        0.45
                                                  ------      -------       -----
 Total from investment operations ..........        2.30       (0.51)        0.52
Less distributions:
 Distributions from net investment income ..       (0.41)      (0.41)       (0.07)
 Distributions from net realized gains .....       (0.25)         --           --
                                                  ------      -------       -----

 Total distributions .......................       (0.66)      (0.41)       (0.07)

Net asset value, end of period .............      $11.17       $9.53       $10.45
                                                  ======      =======       =====
Total return (2) ...........................        24.4%       (4.9%)        5.2%(3)

Supplemental data and ratios
 Net assets, end of period (in thousands) ..     $19,123      $9,884       $5,811
 Ratio of expenses to average net assets ...        1.54%       1.80%        1.30%(4)
 Ratio of net investment income to

   average net assets ......................        3.90%       4.39%        6.52%(4)
 Portfolio turnover rate ...................         150%        127%           6%(3)


(1) Commencement of operations
(2) The contingent deferred sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.
(3) Not annualized
(4) Annualized

The accompanying notes to financial statements are an integral part of these statements.

                         HEARTLAND VALUE & INCOME FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
              NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Heartland Value & Income Fund ("The Fund") is a separate series of Heartland Group, Inc. The assets and liabilities of each portfolio of Heartland Group, Inc. are segregated with a shareholder's interest limited to the portfolio in which the shareholder owns shares. The Fund seeks to obtain capital growth and current income through investment in stocks and bonds. The following is a summary of significant accounting policies of the Fund:

     (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Each debt security is valued using bid side market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Net realized gains and losses on investments are computed on the first-in, first-out cost method. Short-term investments are recorded at cost which approximates market. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium.

     (b) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Net investment income is distributed on a quarterly basis and net capital gains are distributed on an annual basis. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified to paid-in capital in excess of par value.

     (d) The Fund records security transactions at cost no later than the first business day after the trade date. The cost amount as reflected in the Schedule of Investments is the same for Federal income tax purposes. The Fund amortizes all premiums and accretes all discounts on debt instruments utilizing the effective interest method.

     (e)  Dividends to shareholders are recorded on the ex-dividend date.

     (f) The Fund may enter into futures contracts to provide protection against adverse movements in the prices of securities in the portfolio. Upon entering into futures contracts, the Fund pledges to the broker stock or U.S. government securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statements of assets and liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render the portfolio's hedging strategy unsuccessful. The Fund had no open futures contracts at December 31, 1995.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from the estimates.

                        HEARTLAND VALUE & INCOME FUND
                     (A SERIES OF HEARTLAND GROUP, INC.)
         NOTES TO FINANCIAL STATEMENTS - [CONT'D] - DECEMBER 31, 1995



2)   INVESTMENT ADVISOR, MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED
     PARTIES.

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, the Fund will pay the Advisor a monthly management fee at the annual rate of .70% of the daily net asset value of the Fund.

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor") with whom certain officers and directors of the Fund are affiliated. The Plan requires the Fund to pay the Distributor a quarterly distribution fee on an annual basis up to .25% of its daily net assets. In addition, for the year ending December 31, 1995, the Distributor received $12,134 from investors representing commissions for Fund share redemptions and $29,768 from the Fund for brokerage fees on the execution of purchases and sales of portfolio investments.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Fund has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.


3)   DEFERRED ORGANIZATION EXPENSES.

     Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Fund over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at December 31, 1995 were $21,602.


4)   INVESTMENT TRANSACTIONS.

     For the year ending December 31, 1995, the cost of purchases and the proceeds from sales of investment securities (excluding short-term securities) were $21,938,897 and $18,189,577, respectively.


5)   SOURCES OF NET ASSETS.

     As of December 31, 1995, the sources of net assets were as follows:
     Fund shares issued and outstanding ................................  $18,121,660
     Net unrealized appreciation on investments ........................    1,001,034
                                                                          -----------
                                                                          $19,122,694
                                                                          -----------
     Aggregate gross unrealized appreciation (depreciation) as of
     December 31, 1995, based on investment cost for Federal income tax purposes is as follows:

     Aggregate gross unrealized appreciation ...........................   $1,420,882
     Aggregate gross unrealized depreciation ...........................    (419,848)
                                                                          -----------
     Net unrealized appreciation on investments ........................   $1,001,034
                                                                          ===========

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
                  STATEMENT OF NET ASSETS O DECEMBER 31, 1995

                                                                                 QUOTED
PAR                                                                           MARKET VALUE
AMOUNT      DESCRIPTION                                    COUPON  MATURITY     NOTE 1(a)
-------------------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS - 98.5%
            U.S. TREASURY AND AGENCY SECURITIES - 44.0%
$6,500,000  U.S. Treasury Note ..........................  7.250% 05/15/2004  $7,219,062
30,000,000  U.S. Treasury Bond ..........................  0.000  11/15/2014   9,393,210
34,000,000  U.S. Treasury Bond ..........................  0.000  11/15/2016   9,280,368
 4,000,000  Tennessee Valley Authority ..................  0.000  11/15/2029   3,240,000
                                                                             -----------
                                                                              29,132,640

           MORTGAGE-BACKED SECURITIES - 29.5%
5,000,000  Federal Home Loan Mortgage Corporation .......  6.400   THRU 2023   4,987,500
3,574,000  Federal Home Loan Mortgage Corporation (CMO)..  7.000   THRU 2022   3,606,248
1,225,200  Federal Housing Administration ...............  8.875   THRU 2030   1,289,523
   31,280  Federal National Mortgage Association ........ 10.000   THRU 2017      34,400
1,000,000  Federal National Mortgage Association ........  7.000   THRU 2035   1,002,813
6,000,000  Federal National Mortgage Association (CMO) ..  7.000   THRU 2020   6,053,436
2,443,666  Government National Mortgage Association .....  9.125   THRU 2030   2,607,849
                                                                             -----------
                                                                              19,581,769

            CORPORATE SECURITIES - 25.0%
 3,895,000  ADT Limited .................................  9.250  08/01/2003   4,157,912
 4,000,000  Coleman Holdings, Inc. ......................  0.000  05/27/1998   3,260,000
 2,339,000  IMC Fertilizer Group, Inc. ..................  9.450  12/15/2011   2,540,739
 3,025,000  Louis Dreyfus Natural Gas Corporation .......  9.250  06/15/2004   3,278,833
 3,000,000  Oryx Energy Company ........................  10.000  04/01/2001   3,327,696
                                                                             -----------
                                                                              16,565,180
                                                                             -----------
            TOTAL LONG-TERM INVESTMENTS - (Cost $62,365,656) ................$65,279,589
 PAR                                                                            AT COST
AMOUNT    DESCRIPTION                                     COUPON   MATURITY    NOTE 1(a)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - .1%
         VARIABLE RATE DEMAND NOTES - .1%
$62,000  Eli Lilly and Company ..........................  5.315% 01/02/1996 $    62,000
                                                                             -----------
         TOTAL SHORT-TERM INVESTMENTS (Cost $62,000) ......................       62,000

         TOTAL INVESTMENTS - 98.6% (Cost $62,427,656) .....................   65,341,589
         Cash and receivables, less liabilities - 1.4% ....................      919,209
                                                                             -----------
         TOTAL NET ASSETS (Note 4) (+) ....................................  $66,260,798
                                                                             ===========
         Net asset value and offering price per share ($.001 par
         value, 100,000,000 shares authorized [$66,260,798/6,650,557
         shares outstanding]) ...........................................    $      9.96
                                                                             ===========


         (+) Percentages for the various classifications use total net assets as a basis.

         The accompanying notes to financial statements are an integral part of this statement.

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
         STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995


 INVESTMENT INCOME:
        Interest ................................................   $4,818,512
                                                                    ----------
 EXPENSES:

        Management fees (Note 2) ................................      422,661
        Distribution fees (Note 2) ..............................      162,562
        Transfer agent fees .....................................       83,728
        Registration fees .......................................       32,304
        Professional fees .......................................       20,312
        Custodian fees ..........................................       17,281
        Postage .................................................       14,062
        Printing and communications .............................       12,603
        Legal fees ..............................................        8,823
        Directors' fees .........................................        2,400
        Other operating expenses ................................       18,450
                                                                    ----------
        Total expenses ..........................................      795,186
        Less expenses reimbursed by Advisor (Note 2) ............     (97,537)
                                                                    ----------
            Net expenses ........................................      697,649
                                                                    ----------
        Net investment income ...................................    4,120,863
                                                                    ----------
 REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS-NET:
        NET REALIZED LOSSES ON INVESTMENTS ......................    (291,019)
        NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ..    7,612,595
                                                                    ----------
            NET GAINS ON INVESTMENTS ............................    7,321,576
                                                                    ----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....  $11,442,439
                                                                   ===========



                       STATEMENT OF CHANGES IN NET ASSETS
                 For the years ended December 31, 1995 and 1994

                                                                            1995             1994
                                                                           -----             ----
OPERATIONS:
     Net investment income ...........................................    $4,120,863        $4,514,130
     Net realized losses on investments ..............................     (291,019)        (5,597,664)
     Net increase in unrealized appreciation (depreciation) on
       investments ..................................................      7,612,595        (6,692,365)
                                                                         -----------        -----------
          Net increase (decrease) in net assets
           resulting from operations .................................    11,442,439        (7,775,899)
                                                                         -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income
     ($.60 and $.59 per share, respectively) .........................   (4,120,864)        (4,514,130)
                                                                         -----------        -----------
          Total distributions ........................................   (4,120,864)        (4,514,130)
                                                                         -----------        -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued
     (1,191,613 and 3,520,667 shares, respectively) ..................    11,219,578        35,235,340
     Net asset value of shares issued in reinvestment of distributions from net investment income and net realized gains
     (299,306 and 315,395 shares, respectively) ......................     2,843,803         2,972,736
     Cost of shares redeemed (2,115,677 and
      2,924,054 shares, respectively) ................................  (19,931,232)       (27,899,736)
                                                                         -----------        -----------
          Net increase (decrease) in net assets derived
           from Fund share activities ................................   (5,867,851)        10,308,340
                                                                         -----------        -----------
     TOTAL INCREASE (DECREASE). ......................................     1,453,724        (1,981,689)

NET ASSETS AT THE BEGINNING OF THE YEAR ..............................    64,807,074        66,788,763
                                                                         -----------        -----------

NET ASSETS AT THE END OF THE YEAR (Note 4) ...........................   $66,260,798       $64,807,074
                                                                         ===========       ===========

The accompanying notes to financial statements are an integral part of these statements.

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
                              FINANCIAL HIGHLIGHTS


                                                  1995     1994     1993     1992     1991
                                                 -------  -------  -------  -------  -------

Net asset value, beginning of period ..........    $8.91   $10.50    $9.93    $9.97    $9.39
Income from investment operations:
    Net investment income .....................     0.60     0.59     0.56     0.66     0.69
    Net realized and unrealized
    gains (losses) on securities ..............     1.05    (1.59)    1.18     0.30     0.83
                                                   -----    -----    -----    -----    -----
    Total from investment operations ..........     1.65    (1.00)    1.74     0.96     1.52

Less distributions:
    Dividends from net investment income ......    (0.60)   (0.59)   (0.56)   (0.66)   (0.69)
    Distributions from net realized gains .....       --       --    (0.61)   (0.34)   (0.25)
                                                   -----    -----    -----    -----    -----
    Total distributions .......................    (0.60)   (0.59)   (1.17)   (1.00)   (0.94)

Net asset value, end of period ................    $9.96    $8.91   $10.50    $9.93    $9.97
                                                   =====    =====    =====    =====    =====
Total return (1) ..............................     19.0%    (9.6%)   17.8%    10.1%    17.0%

Supplemental data and ratios:
    Net assets, end of period (in thousands) ..  $66,261  $64,807  $66,789  $28,378  $29,101
    Ratio of net expenses to
     average net assets (2) ...................     1.07%    1.07%    1.06%    0.92%    0.92%
    Ratio of net investment income
    to average net assets .....................     6.31%    6.30%    5.09%    6.71%    7.06%
    Portfolio turnover rate ...................       97%      95%     200%     149%     185%



(1) Contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.

(2) Heartland Advisors, Inc. voluntarily waived the management fee in its entirety from May 7, 1988 through November 30, 1990. Effective December 1, 1990, Heartland Advisors, Inc. partially reinstated a portion of the fee at the rate of .25 of 1% of average net assets and, effective January 20, 1992 and January 1, 1993, reinstated additional portions of the fee resulting in a rate of .35 of 1% and .50 of 1% of average daily net assets, respectively.

The accompanying notes to financial statements are an integral part of this statement.

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                      (A SERIES OF HEARTLAND GROUP, INC.)
              NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.
   The Heartland U.S. Government Securities Fund, ("the Fund") is a separate series of Heartland Group, Inc. The assets and liabilities of each portfolio of Heartland Group, Inc. are segregated with a shareholder's interest limited to the portfolio in which the shareholder owns shares. The Fund's investment objectives are a high level of current income, liquidity and safety of principal. The following is a summary of significant accounting policies of the Fund:

   (a) Each security is valued using bid side market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments are recorded at cost which approximates market. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium.

   (b) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1995 the Fund has a Federal income tax capital loss carryforward of $5,888,683 expiring in 2003.

   (c) The Fund declares daily and pays monthly distributions from net investment income. Net capital gains, if any, are distributed annually The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified to paid-in capital in excess of par value.

   (d) The Fund records security transactions at cost no later than the first business day after the trade date. Net realized gains and losses on investments are computed on the specific identification cost method. Interest income is recorded on the accrual basis. The cost amounts as reflected in the Statement of Net Assets are the same for Federal income tax purposes. The Fund amortizes premiums and accretes discounts on investments utilizing the effective interest method.

   (e)  Dividends to shareholders are recorded on the ex-dividend date.


   (f) The Fund may enter into futures contracts to provide protection against adverse movements in the prices of securities in the portfolio. Upon entering into futures contracts, the Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
        The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render the portfolio's hedging strategy unsuccessful. The Fund had no open futures contracts at December 31, 1995.

   (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from the estimates.

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND

                      (A SERIES OF HEARTLAND GROUP, INC.)
          NOTES TO FINANCIAL STATEMENTS - [CONT'D] - DECEMBER 31, 1995

2)  INVESTMENT ADVISOR, MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED
    PARTIES.

    The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, the Fund will pay the Advisor a monthly management fee at the annual rate of .65% of the first $100 million of the Fund's average daily net assets, .50% of the next $400 million of net assets, and .40% on net assets in excess of $500 million. The Advisor voluntarily waived the management fee in its entirety from May 7, 1988 through November 30,1990, and effective December 1,1990, the Advisor partially reinstated a portion of the fee at the annual rate of .25% of average daily net assets and also effective January 20, 1992, the Advisor began collecting a partial fee at the annual rate of .35% of the Fund's average daily net assets. As of January 1, 1993, the Advisor began collecting a partial fee at the annual rate of .50% of the Fund's average daily net assets. The Advisor may reinstate any portion or all of the management fee at any time. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor") with whom certain officers and directors of the Fund are affiliated. The Plan requires the Fund to pay the Distributor a quarterly distribution fee on an annual basis up to .25% of its average daily net assets. In addition, for the year ended December 31, 1995 the Distributor received $82,882 from investors representing commissions for Fund share redemptions. As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Fund has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.


3)  INVESTMENT TRANSACTIONS.
    For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of investment securities (excluding short-term securities) were $60,257,914 and $64,648,495 respectively, of which sales of U.S. government and government agency obligations aggregated $54,049,987.

4)  Sources of Net Assets.
    As of December 31, 1995, the sources of net assets were as follows:

Fund shares issued and outstanding ................................  $ 69,235,548
Net unrealized appreciation on investments ........................     2,913,933
Accumulated net realized losses on investments ....................    (5,888,683)
                                                                       ----------
                                                                     $ 66,260,798
                                                                       ==========

Aggregate gross unrealized appreciation (depreciation) as of December 31, 1995, based on investment cost for Federal income tax purposes is as follows:

Aggregate gross unrealized appreciation ...........................  $  3,282,292
Aggregate gross unrealized depreciation ...........................      (368,359)
                                                                       ----------
Net unrealized appreciation on investments ........................  $  2,913,933
                                                                       ==========



This material may only be used when preceded or accompanied by the Fund's prospectus.

BACK COVER

Heartland Family of Funds

Small Cap Contrarian fund
Value Fund (closed to new investors 7/1/95)
Value & Income Fund
U.S. Government Securities Fund
Wisconsin Tax Free Fund
Nebraska Tax Free Fund
Portico Money Market

Our highest priority is our customers, who will be provided with the best service and superior investment performance.

Heartland Funds
790 N. Milwaukee St., Milwaukee, Wisconsin 53202 1-800-432-7856